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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                       Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2012 through May 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                        Pioneer Floating
                        Rate Trust

--------------------------------------------------------------------------------
                        Semiannual Report | May 31, 2013
--------------------------------------------------------------------------------

                        Ticker Symbol:   PHD

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          43

Financial Highlights                                                          46

Notes to Financial Statements                                                 48

Trustees, Officers and Service Providers                                      59

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so for the rest of 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled aggressive and unconventional monetary and fiscal policies, but the country

* Dividends are not guaranteed.

2 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 3

Portfolio Management Discussion | 5/31/13

In a persistently low-interest-rate environment, floating-rate bank loans continued to attract yield-seeking investors, resulting in solid returns from the bank-loan asset class during the six-month period ended May 31, 2013. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Trust during the six-month period. Mr. Sharkey, a vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Trust.

Q   How did the Trust perform during the six-month period ended May 31, 2013?

A Pioneer Floating Rate Trust returned 4.80% at net asset value and 6.23% at market price during the six-month period ended May 31, 2013, while the Trust's benchmark, the Barclays U.S. High Yield Loans Index (the Barclays Index), returned 7.75%. Unlike the Trust, the Barclays Index does not use leverage. While use of leverage increases investment opportunity, it also increases investment risk. In addition, during the same six-month period, the average return (at market price) of the 20 closed-end funds in Lipper's Loan Participation Funds category (which may or may not be leveraged) was 6.91%.

    The shares of the Trust were selling at a 3.9% premium to net asset value on May 31, 2013.

    On May 31, 2013, the Trust's standard 30-day SEC yield was 6.09%.

Q How would you describe the investment environment during the six-month period ended May 31, 2013?

A Throughout the six-month period, investor demand for floating-rate loans remained strong. While other credit-sensitive sectors, including investment-grade and higher-yielding corporate bonds, also fared well, those asset classes did not hold up as well as bank loans in May, the final month of the period, when Treasury rates moved up. At that point in the period, the floating-rate feature of bank loans helped to protect the loans' prices when credit markets started to show concern that interest rates might rise and bond prices would subsequently fall.

    Through the first five months of 2013, $21.9 billion in investor assets flowed into the floating-rate market, compared with just $1.7 billion during the comparable time period in 2012. The increased inflows to the floating-rate loan market included a resurgence of new collateralized loan obligations (CLOs) - which are pooled investment vehicles that invest in loans - issued

4 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 by financial institutions. The growing presence of CLOs in the market added to investor demand and contributed to the healthy backdrop for floating-rate loans during the six-month period. At the same time, the total supply of loans available for investment grew, but not enough to keep up with demand. This led to nearly a quarter of the Barclays Index being refinanced during the period, which resulted in reduced spreads. In general, lower-quality B and CCC-rated loans tended to outperform higher-quality, higher-rated loans during the six-month period, as investors were willing to take on credit risk in return for additional yield. While the Trust benefited from the favorable environment during the period, we maintained our emphasis on having the Trust's portfolio hold higher-quality loans.

Q The Trust performed solidly during the six-month period ended May 31, 2013, but slightly underperformed the benchmark Barclays Index. What were the main reasons behind the Trust's benchmark-relative underperformance during the six-month period?

A The Trust's benchmark-relative underperformance was due primarily to the drop in the values of two large portfolio holdings, Celtic Pharmaceutical and Azithromycin, both of which were undergoing restructurings during the period. Secondarily, as we have improved the quality of the holdings in the Trust's portfolio over the past two years, the Trust's performance has benefited less from the "risk-on" rally that has driven CCC-rated and low-single B-rated loan returns higher.

Q Which of your investment strategies or individual investments had the greatest effect on the Trust's performance during the six-month period ended May 31, 2013?

A In a healthy environment for floating-rate assets, the Trust's portfolio of loan investments delivered solid returns during the six-month period.

    The Trust saw strong performance from holdings across the portfolio, with several investments performing particularly well. Among the stronger-performing individual investments in the Trust's portfolio during the period was a small equity stake in Delphi Automotive, which the Trust acquired as a result of the automotive components company's financial restructuring when it emerged from bankruptcy protection. When the value of the Delphi stock appreciated during the six-month period, the Trust's performance benefited. Among the Trust's bank loan investments, a top performance contributor was the debt of Medical Card Systems, which is a health care management services company operating in Puerto Rico. The debt of global mining company BUMI Resources also moved up from distressed prices during the period as the company was able to clarify its capital structure. In the energy sector, loans to FTS International, a drilling

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 5 services operator focusing on natural gas development, outperformed after the company reported unexpectedly strong operating results for the final quarter of 2012. Also supporting the Trust's results were positions in tranches, or sections of CLOs, as many CLOs appreciated in value during the period in conjunction with the resurgence of new CLO issuance.

    The Trust did own some disappointing investments during the period, including a position in loans to Azithromycin, a pharmaceutical company, which fell short of its plans for introducing new products. The Trust's investments in loans to three other health care companies also held back results. The performance of Accent Care, a home-health care services company that was affected by a combination of CMS rate cuts and slower-than-anticipated assimilation of an acquisition. Meanwhile, loans to Virtual Radiologic, which operates medical imaging offices throughout the nation, lagged after the company reported disappointing sales following its merger with another firm. Celtic, another pharmaceutical company, continued to decline in value while going through restructuring. At the same time, the Trust's position in loans to IAP Worldwide Services, a defense contractor specializing in logistics management, underperformed amid worries about how the company could be affected by cutbacks in U.S. defense spending.

Q How did the level of leverage in the Trust change during the six-month period ended May 31, 2013?

A At the end of the six-month period on May 31, 2013, 35.7% of the Trust's total managed assets were financed by leverage, compared with 36.1% of the Trust's total managed assets financed by leverage at the start of the period on December 1, 2012. The decrease was due to an increase in the value of securities in which the Trust had invested.

Q   What is your investment outlook?

A We think the outlook for bank loans remains favorable. Investors continue to pour new money into bank loans, which appear increasingly attractive relative to other fixed-income asset classes, including corporate bonds, given the floating-rate nature of bank loans. As a group, bank loans tend to sell at a slight discount to par (face) value, while other fixed-income assets have been selling at premiums to par. Moreover, floating-rate bank loans still have the built-in advantage of offering investors the potential for higher yields during rising interest-rate environments. In the same type of environment, many fixed-rate securities become more vulnerable to price losses. As we have worked through the "fiscal cliff" concerns in the first half of the year, it now appears that the loan market is poised to experience an increasing volume of new issuance, which should lead to a healthier overall market.

6 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

    We think the overall economic backdrop also looks favorable. We anticipate that the U.S. economy is likely to grow at an annual rate of 2% to 2.5% over the next year. The recent gains in both the housing and stock markets should only help to sustain growth levels as consumers gain more confidence in the economy. We believe a slow-to-moderate growth rate for the economy should support bank loans as an asset class, as companies should be able to service their debts without much difficulty, especially after all the cost-cutting measures U.S. corporations have undertaken over the past three-to-four years. In addition, default rates for bank loans remain below long-term averages, and we do not expect to see any material increase in defaults over the next year.

    Even after the solid returns they have posted over the past year, we think floating-rate bank loans continue to offer opportunity for income-oriented investors, including those who want to help protect the values of their portfolios should interest rates begin to rise.

Please refer to the Schedule of Investments on pages 13-42 for a full listing of Trust securities.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 7

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a fair price at times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust currently uses leverage through the issuance of preferred shares. The Trust also is authorized to borrow from banks and to issue debt securities, which are other forms of leverage. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust continues to consider, this issue. See note 10 to the financial statements regarding the planned redemption of outstanding preferred shares.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

Portfolio Summary | 5/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests          86.2%
Temporary Cash Investments                            6.2%
Corporate Bonds & Notes                               3.3%
Common Stocks                                         2.2%
Collateralized Loan Obligations                       1.6%
Right/Warrant                                         0.5%
Liquidating Trusts*                                   0.0%
Asset Backed Security*                                0.0%

* Amount is less than 0.1%.

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's (S&P) ratings.)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

BBB                                                  5.0%
BB                                                  34.6%
B                                                   49.0%
CCC                                                  4.1%
D                                                    0.2%
Not Rated                                            7.1%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 9

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

  1.  Delphi Automotive Plc                                                     1.95%
-------------------------------------------------------------------------------------
  2.  Univision Communications, Inc., 2013 Converted Extended First-Lien Term
      Loan, 4.5%, 3/1/20                                                        1.57
-------------------------------------------------------------------------------------
  3.  Cequel Communications LLC, Term Loan, 3.5%, 2/14/19                       1.51
-------------------------------------------------------------------------------------
  4.  HUB International, Ltd., 2017 Initial Term Loan, 3.694%, 6/13/17          0.95
-------------------------------------------------------------------------------------
  5.  Chemtura Corp., Facility Term Loan, 5.5%, 8/29/16                         0.81
-------------------------------------------------------------------------------------
  6.  Dunkin' Brands, Inc., Term B-3 Loan, 3.75%, 2/14/20                       0.79
-------------------------------------------------------------------------------------
  7.  Wash MultiFamily Laundry Systems LLC, U.S. Term Loan, 5.25%, 2/21/19      0.77
-------------------------------------------------------------------------------------
  8.  Bright Horizons Family Solutions LLC, Term B Loan, 5.25%, 1/30/20         0.77
-------------------------------------------------------------------------------------
  9.  Telesat Canada, U.S. Term B-2 Loan, 3.5%, 3/28/19                         0.76
-------------------------------------------------------------------------------------
 10.  Chrysler Group LLC, Tranche B Term Loan, 6.0%, 5/24/17                    0.73
-------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

Prices and Distributions | 5/31/13

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 5/31/13                        11/30/12
--------------------------------------------------------------------------------
                                  $13.77                         $13.41
--------------------------------------------------------------------------------
Premium                              3.9%                           2.7%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 5/31/13                        11/30/12
--------------------------------------------------------------------------------
                                  $13.26                         $13.06
--------------------------------------------------------------------------------

Distributions per Common Share: 12/1/12-5/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment        Short-Term            Long-Term
                           Income           Capital Gains         Capital Gains
--------------------------------------------------------------------------------
                           $0.45               $ --                  $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               5/31/13              11/30/12
--------------------------------------------------------------------------------
Market Price Distribution Rate*                 6.54%                7.53%
--------------------------------------------------------------------------------
NAV Distribution Rate                           6.79%                7.72%
--------------------------------------------------------------------------------
30-day SEC Yield                                6.09%                6.38%
--------------------------------------------------------------------------------

Past performance data quoted represents past performance, which is no guarantee of future results.

* Market Price Distribution Rate is calculated by dividing the last distribution per share (annualized) by market price.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 11

Performance Update | 5/31/13

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Trust, compared with the values of the Barclays Capital U.S. High Yield Loans Index, which measures the performance of high-yield loans, and the Credit Suisse (CS) Leveraged Loan Index, an index of senior, secured U.S. dollar-denominated loans.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                          Net Asset            Market
Period                    Value (NAV)          Price
--------------------------------------------------------------------------------
Life-of-Trust
(12/28/04)                5.13%                5.02%
5 Years                   5.91                 8.29
1 Year                   11.37                15.20
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Floating    Barclays Capital U.S.     CS Leveraged
                   Rate Trust          High Yield Loans Index*   Loan Index**
12/23/2004         $10,000                                       $10,000
5/31/2005          $ 8,945                                       $10,179
5/31/2006          $10,167                                       $10,885
11/30/2006         $10,913             $   10,913                $11,199
5/31/2007          $12,330             $   11,367                $11,717
5/31/2008          $10,156             $   11,138                $11,337
5/31/2009          $ 6,852             $   10,191                $10,075
5/31/2010          $10,691             $   12,570                $12,347
5/31/2011          $13,386             $   13,761                $13,555
5/31/2012          $13,129             $   14,046                $13,858
5/31/2013          $15,125             $   15,337                $15,110

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

* The Barclays Capital U.S. High Yield Loans Index measures the performance of high-yield loans. Since comparisons for the Barclays Index begin in 2006, the chart assumes an initial investment of $10,913, which is equal to the Trust's value at 11/30/2006.

** The CS Leveraged Loan Index (the CS Index) is a representative index of tradeable, senior, secured U.S. dollar-denominated loans. The CS Index began in January 1992. Comparisons to the Trust for the CS Index begin in 2004. The CS Index was the Trust's benchmark through March 1, 2011, and was at that time replaced by the Barclays Capital U.S. High Yield Loans Index (the Barclays Index). Because the historical performance of the Barclays Index dates back only to 2006, two years after the inception of the Trust in 2004, the Trust will continue to provide "Market Value of $10,000 Investment" comparisons for both the CS Index and the Barclays Index.

Returns of both indices are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not employ leverage. You cannot invest directly in an index.

12 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

Schedule of Investments | 5/31/13 (unaudited)

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         ASSET BACKED SECURITY -- 0.1% of
                                         Net Assets
                                         CONSUMER SERVICES -- 0.1%
                                         Hotels, Resorts & Cruise Lines -- 0.1%
       188,782                  BB/NR    Westgate Resorts LLC, Series 2012-2A,
                                         Class C, 9.0%, 1/20/25 (144A)                      $       194,563
                                                                                            ---------------
                                         Total Consumer Services                            $       194,563
-----------------------------------------------------------------------------------------------------------
                                         TOTAL ASSET BACKED SECURITY
                                         (Cost $188,782)                                    $       194,563
-----------------------------------------------------------------------------------------------------------
                                         COLLATERALIZED LOAN
                                         OBLIGATIONS -- 2.5% of Net Assets
                                         BANKS -- 2.5%
                                         Diversified Banks -- 0.8%
     1,000,000(b)(c)(d)       BB+/Ba2    Primus, Ltd., Series 2007-2A, Class D,
                                         2.677%, 7/15/21 (144A)                             $       952,140
     1,000,000(c)(d)           B+/Ba2    Rampart, Ltd., Series 2006-1A, Class D,
                                         3.827%, 4/18/21 (144A)                                     937,000
       951,289(c)(d)         CCC+/Ba3    Stanfield McLaren, Ltd., Series 2007-1A,
                                         Class B2L, 4.773%, 2/27/21 (144A)                          840,711
                                                                                            ---------------
                                                                                            $     2,729,851
-----------------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- 1.7%
     1,000,000(c)(d)          BB+/Ba2    ACA, Ltd., Series 2007-1A, Class D,
                                         2.627%, 6/15/22 (144A)                             $       956,760
     1,000,000(c)(d)          BBB/Ba1    Goldman Sachs Asset Management Plc,
                                         Series 2007-1A, Class D, 3.024%,
                                         8/1/22 (144A)                                              986,820
     1,000,000(c)(d)         BBB/Baa3    Gulf Stream -- Sextant Ltd., Series 2007-1A,
                                         Class D, 2.68%, 6/17/21 (144A)                             966,360
     1,000,000(c)(d)           BB/Ba3    Landmark CDO, Ltd., Series 2007-9A,
                                         Class E, 3.777%, 4/15/21 (144A)                            725,740
     2,000,000(c)(d)         BBB/Baa3    Stone Tower, Ltd., Series 2007-6A, Class C,
                                         1.628%, 4/17/21 (144A)                                   1,772,580
                                                                                            ---------------
                                                                                            $     5,408,260
                                                                                            ---------------
                                         Total Banks                                        $     8,138,111
-----------------------------------------------------------------------------------------------------------
                                         TOTAL COLLATERALIZED LOAN
                                         OBLIGATIONS
                                         (Cost $7,082,654)                                  $     8,138,111
-----------------------------------------------------------------------------------------------------------
                                         SENIOR SECURED FLOATING RATE
                                         LOAN INTERESTS -- 138.7% of
                                         Net Assets*
                                         AUTOMOBILES & COMPONENTS -- 6.7%
                                         Auto Parts & Equipment -- 4.6%
             632,170          BB-/Ba3    Allison Transmission, Inc., New Term B-2
                                         Loan, 3.2%, 8/7/17                                 $       635,199

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 13

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Auto Parts & Equipment -- (continued)
     2,675,928                BB-/Ba3    Allison Transmission, Inc., Term Loan B-3,
                                         4.25%, 8/23/19                                     $     2,699,343
     1,805,831                  B+/B3    ASP HHI Acquisition Co., Inc., Additional
                                         Term Loan, 5.0%, 10/5/18                                 1,837,433
       831,053                   B/B1    Federal-Mogul Corp., Tranche B Term
                                         Loan, 2.138%, 12/29/14                                     814,728
       424,007                   B/B1    Federal-Mogul Corp., Tranche C Term
                                         Loan, 2.138%, 12/28/15                                     415,678
     2,758,088                  B+/B1    Metaldyne LLC, USD Term Loan, 5.0%,
                                         12/18/18                                                 2,802,907
     1,225,738                  NR/NR    TI Group Automotive Systems LLC,
                                         Additional Term Loan, 5.5%, 3/28/19                      1,241,825
       976,347                 BB/Ba2    Tomkins LLC, Term B-2 Loan, 3.75%,
                                         9/29/16                                                    986,721
     2,550,000                  B+/B1    Tower Automotive Holdings USA LLC,
                                         Initial Term Loan, 5.75%, 4/23/20                        2,585,032
     1,097,115                 B+/Ba2    UCI International, Inc., (United
                                         Components), Term Loan, 5.5%, 7/26/17                    1,105,343
                                                                                            ---------------
                                                                                            $    15,124,209
-----------------------------------------------------------------------------------------------------------
                                         Automobile Manufacturers -- 1.1%
     3,562,055                 BB/Ba1    Chrysler Group LLC, Tranche B Term
                                         Loan, 6.0%, 5/24/17                                $     3,613,259
-----------------------------------------------------------------------------------------------------------
                                         Tires & Rubber -- 1.0%
     3,250,000                 BB/Ba1    Goodyear Tire & Rubber Co., Second
                                         Lien Term Loan, 4.75%, 4/30/19                     $     3,284,531
                                                                                            ---------------
                                         Total Automobiles & Components                     $    22,021,999
-----------------------------------------------------------------------------------------------------------
                                         BANKS -- 0.2%
                                         Thrifts & Mortgage Finance -- 0.2%
       600,000                   B/B1    Ocwen Loan Servicing, Initial Term Loan,
                                         5.0%, 2/15/18                                      $       609,844
                                                                                            ---------------
                                         Total Banks                                        $       609,844
-----------------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 11.8%
                                         Aerospace & Defense -- 4.1%
     1,197,500                  B+/B1    Accudyne Industries Borrower
                                         S.C.A./Accudyne Industries LLC,
                                         Refinancing Term Loan, 4.0%, 12/13/19              $     1,199,932
     1,047,252                  B-/B2    DAE Aviation Holdings, Inc., Tranche B-1
                                         Loan, 6.25%, 11/2/18                                     1,053,797
     1,668,000               BBB-/Ba2    Digitalglobe, Inc., Term Loan, 3.75%,
                                         1/31/20                                                  1,682,893
       694,846                BB-/Ba2    DynCorp International, Inc., Term Loan,
                                         6.25%, 7/7/16                                              700,710
     1,308,313                  B+/B2    Hunter Defense Technologies, Inc., Term
                                         Loan, 3.45%, 8/22/14                                     1,272,335

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Aerospace & Defense -- (continued)
     1,628,119              CCC+/Caa1    IAP Worldwide Services, Inc., First Lien
                                         Term Loan, 10.0%, 12/31/15                         $     1,058,277
       620,498                  B-/B2    PRV Aerospace LLC, Term Loan, 6.5%,
                                         5/9/18                                                     625,152
     1,571,063                   B/B1    Sequa Corp., Initial Term Loan, 5.25%,
                                         6/19/17                                                  1,592,665
     1,760,974                 B+/Ba3    SI Organization, Inc., New Tranche B
                                         Term Loan, 5.5%, 11/22/16                                1,756,571
       924,416                   B/B3    Sotera Defense Solutions, Inc., Term
                                         Loan B, 7.5%, 4/21/17                                      905,928
       474,755                   B/B2    Standard Aero, Ltd., Tranche B-2 Loan,
                                         6.25%, 11/2/18                                             477,723
       980,760                 BB-/B1    TASC, Inc., New Tranche B Term Loan,
                                         4.5%, 12/18/15                                             984,437
                                                                                            ---------------
                                                                                            $    13,310,420
-----------------------------------------------------------------------------------------------------------
                                         Building Products -- 2.7%
     1,335,000                 BB-/B1    Armstrong World Industries, Inc., Term
                                         Loan B, 3.5%, 3/15/20                              $     1,341,675
     2,711,375                   B/B1    CPG International I, Inc., Term Loan,
                                         5.75%, 9/21/19                                           2,736,230
     2,244,938                  B+/B2    Custom Building Products, Inc., Term
                                         Loan, 6.0%, 12/14/19                                     2,272,999
     1,732,759                  B+/B1    Summit Materials LLC, Term B Loan,
                                         5.0%, 1/30/19                                            1,746,838
       822,938                  B+/B1    Unifrax Holding Co., New Term B Dollar
                                         Loan, 4.25%, 11/28/18                                      831,853
                                                                                            ---------------
                                                                                            $     8,929,595
-----------------------------------------------------------------------------------------------------------
                                         Construction & Farm Machinery & Heavy
                                         Trucks -- 0.9%
       480,666                 BB/Ba2    Manitowoc Co., Inc., Term Loan B,
                                         4.25%, 11/13/17                                    $       486,374
       870,000                BB-/Ba3    Navistar, Inc., Tranche B Term Loan,
                                         5.75%, 8/17/17                                             880,875
       712,403                BB+/Ba1    Terex Corp., New U.S. Term Loan, 4.5%,
                                         4/28/17                                                    725,093
       858,921                  B+/B2    Waupaca Foundry, Inc., Term Loan,
                                         4.5%, 6/29/17                                              865,363
                                                                                            ---------------
                                                                                            $     2,957,705
-----------------------------------------------------------------------------------------------------------
                                         Electrical Components & Equipment -- 1.1%
     2,218,238                  B+/B1    Pelican Products, Inc., First Lien Term
                                         Loan, 7.0%, 7/11/18                                $     2,245,965
     1,218,875                BB-/Ba2    WireCo WorldGroup, Inc., Term Loan,
                                         6.0%, 2/15/17                                            1,234,873
                                                                                            ---------------
                                                                                            $     3,480,838
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 15

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Industrial Conglomerates -- 0.5%
     1,742,158                  B+/B2    Pro Mach, Inc., Term Loan,
                                         5.0%, 7/6/17                                       $     1,761,757
-----------------------------------------------------------------------------------------------------------
                                         Industrial Machinery -- 1.0%
     2,103,660                 B+/Ba3    Ina Beteiligungsgesellschaft Mit
                                         Beschrankter Haftung, Facility C (USD),
                                         4.25%, 1/27/17                                     $     2,133,363
       480,226                 BB/Ba3    TriMas Co., LLC, Tranche B Term Loan,
                                         3.75%, 10/11/19                                            485,028
       710,000                BB-/Ba3    Xerium Technologies, Inc., New Term
                                         Loan, 7.25%, 5/2/19                                        717,544
                                                                                            ---------------
                                                                                            $     3,335,935
-----------------------------------------------------------------------------------------------------------
                                         Trading Companies & Distributors -- 1.5%
     1,763,158                BBB/Ba2    AWAS Finance Luxembourg 2012 SA,
                                         Term Loan, 3.5%, 7/16/18                           $     1,785,198
     3,092,250                 B+/Ba3    WESCO Distribution, Inc., Tranche B-1
                                         Loan, 4.5%, 12/12/19                                     3,122,192
                                                                                            ---------------
                                                                                            $     4,907,390
                                                                                            ---------------
                                         Total Capital Goods                                $    38,683,640
-----------------------------------------------------------------------------------------------------------
                                         COMMERCIAL & PROFESSIONAL
                                         SERVICES -- 5.8%
                                         Commercial Printing -- 0.2%
       793,333                  NR/NR    Cenveo Corp., Term Loan B, 6.25%, 2/13/17          $       802,258
-----------------------------------------------------------------------------------------------------------
                                         Diversified Support Services -- 1.3%
     1,067,925                  B-/B2    InfoGroup, Inc., Term Loan B, 7.5%, 5/26/18        $       975,817
     1,128,160                BB-/Ba3    KAR Auction Services, Inc., Term Loan,
                                         3.75%, 5/19/17                                           1,146,019
     2,260,530                  B-/B1    Language Line LLC, Tranche B Term
                                         Loan, 6.25%, 6/20/16                                     2,243,576
                                                                                            ---------------
                                                                                            $     4,365,412
-----------------------------------------------------------------------------------------------------------
                                         Environmental & Facilities Services -- 1.3%
     1,089,000               BB+/Baa3    Convata Energy Corp., Term Loan, 3.5%,
                                         3/28/19                                            $     1,103,157
       299,250               BBB-/Ba1    Progressive Waste Solutions Ltd., Term
                                         B Loan, 3.5%, 10/24/19                                     303,271
       498,750                  B-/B2    Tervita Corp. (fka CCS Corp.), Term Loan,
                                         6.25%, 5/15/18                                             505,252
     1,001,229                  B+/B1    Waste Industries USA, Inc., Term Loan B,
                                         4.0%, 3/17/17                                            1,014,995
     1,420,154                  B+/B1    WCA Waste Corp. (WCA Waste Systems,
                                         Inc.), Term Loan, 5.25%, 3/23/18                         1,429,030
                                                                                            ---------------
                                                                                            $     4,355,705
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Human Resource & Employment
                                         Services -- 0.5%
     1,450,000                BB-/Ba2    On Assignment, Inc., Initial Term B Loan,
                                         3.5%, 5/15/20                                      $     1,462,687
-----------------------------------------------------------------------------------------------------------
                                         Research & Consulting Services -- 1.2%
     1,456,563                 B+/Ba2    Crown Castle Operating Co., New
                                         Tranche B Term Loan, 3.25%, 1/31/19                $     1,463,542
     2,486,478                 BB/Ba3    Wyle Services Corp., First Lien Term
                                         Loan, 5.0%, 3/26/17                                      2,503,573
                                                                                            ---------------
                                                                                            $     3,967,115
-----------------------------------------------------------------------------------------------------------
                                         Security & Alarm Services -- 0.9%
     1,024,115                 B+/Ba3    Allied Security Holdings LLC, First Lien
                                         Term Loan, 5.25%, 2/3/17                           $     1,033,716
       497,500                 BB/Ba1    Garda Security, Term B Loan, 4.5%,
                                         11/13/19                                                   504,962
       500,000                  BB/B1    GEO Group, Inc., Term Loan, 3.25%,
                                         4/3/20                                                     504,688
       825,389                  B+/B1    Protection One, Inc., 2012 Term Loan,
                                         4.25%, 3/21/19                                             834,675
                                                                                            ---------------
                                                                                            $     2,878,041
-----------------------------------------------------------------------------------------------------------
                                         Warehouses -- 0.4%
     1,246,875                  B+/B1    Deltek, Inc., First Lien Term Loan, 5.0%,
                                         10/10/18                                           $     1,263,758
                                                                                            ---------------
                                         Total Commercial & Professional
                                         Services                                           $    19,094,976
-----------------------------------------------------------------------------------------------------------
                                         CONSUMER DURABLES & APPAREL -- 4.5%
                                         Apparel, Accessories & Luxury Goods -- 0.4%
     1,180,000               BBB-/Ba1    PVH Corp., Tranche B Term Loan, 3.25%,
                                         2/13/20                                            $     1,190,399
-----------------------------------------------------------------------------------------------------------
                                         Home Furnishings -- 0.8%
     1,197,500                  B+/B1    Serta Simmons Holdings LLC, Term
                                         Loan, 5.0%, 10/1/19                                $     1,207,978
     1,472,843                 BB/Ba3    Temper Pedic International, Inc., Term
                                         Loan B, 2.75%, 3/18/20                                   1,494,782
                                                                                            ---------------
                                                                                            $     2,702,760
-----------------------------------------------------------------------------------------------------------
                                         Homebuilding -- 0.1%
     1,000,000(b)(c)(e)         NR/NR    WAICCS Las Vegas 3 LLC, First Lien
                                         Term Loan, 7.75%, 7/30/09                          $       355,000
     4,500,000(b)(c)(e)         NR/NR    WAICCS Las Vegas 3 LLC, Second Lien
                                         Term Loan, 13.25%, 7/30/09                                  22,500
                                                                                            ---------------
                                                                                            $       377,500
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 17

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Housewares & Specialties -- 2.5%
     1,481,108                 BB+/NR    Jarden Corp., New Tranche B Term Loan,
                                         2.694%, 3/31/18                                    $     1,499,622
     1,771,212                BB-/Ba3    Prestige Brands, Inc., Term B-1 Loan,
                                         3.75%, 1/31/19                                           1,792,614
     2,537,250                  B+/B1    Reynolds Group Holdings, Inc., U.S. Term
                                         Loan, 4.75%, 9/28/18                                     2,565,340
       852,632                  B+/B1    World Kitchen LLC, U.S. Term Loan,
                                         5.5%, 3/4/19                                               859,026
     1,507,319                  B+/B1    Yankee Candle Co., Inc., Initial Term
                                         Loan, 5.25%, 4/2/19                                      1,519,378
                                                                                            ---------------
                                                                                            $     8,235,980
-----------------------------------------------------------------------------------------------------------
                                         Textiles -- 0.7%
     2,247,992                 NR/Ba3    Klockner Pentaplast of America, Inc.,
                                         Term Loan B-1, 5.75%, 12/21/16                     $     2,283,117
                                                                                            ---------------
                                         Total Consumer Durables & Apparel                  $    14,789,756
-----------------------------------------------------------------------------------------------------------
                                         CONSUMER SERVICES -- 10.7%
                                         Casinos & Gaming -- 2.5%
       145,271                BB+/Ba2    Ameristar Casinos, Inc., Term Loan B,
                                         4.0%, 4/14/18                                      $       146,240
     1,593,750                BB-/Ba3    Boyd Gaming Corp., Increased Term
                                         Loan, 6.0%, 12/17/15                                     1,615,379
     1,161,000                  B-/B3    Caesars Entertainment Operating Co.,
                                         Inc., Term Loan B-4, 9.5%, 10/31/16                      1,167,046
     1,200,000                  B-/B3    Caesars Entertainment Operating Co.,
                                         Inc., Term Loan B-6, 5.443%, 1/28/18                     1,077,750
        28,255               BBB-/Ba2    Las Vegas Sands LLC, Delayed Draw I
                                         Term Loan, 2.7%, 11/23/16                                   28,321
       140,582               BBB-/Ba2    Las Vegas Sands LLC, Tranche B Term
                                         Loan, 2.7%, 11/23/16                                       140,908
     1,496,250                 BB/Ba2    MGM Resorts International (MGM Grand
                                         Detroit LLC), Term B Loan, 3.5%, 12/20/19                1,500,552
     1,084,050                BB+/Ba1    Pinnacle Entertainment, Inc., Series A
                                         Incremental Term Loan, 4.0%, 3/19/19                     1,090,148
     1,500,000              BBB-/Baa3    Seminole Tribe of Florida, Initial Term
                                         Loan, 3.0%, 4/29/20                                      1,507,969
                                                                                            ---------------
                                                                                            $     8,274,313
-----------------------------------------------------------------------------------------------------------
                                         Education Services -- 2.2%
     3,770,550                  B+/B1    Bright Horizons Family Solutions LLC,
                                         Term B Loan, 5.25%, 1/30/20                        $     3,803,542
     1,500,000                   B/B1    Laureate Education, Inc., Series 2018
                                         Extended Term Loan, 5.25%, 6/15/18                       1,505,625
     1,750,000                  NR/B2    McGraw-Hill Global Education Holdings
                                         LLC, Term B Loan, 9.0%, 3/22/19                          1,747,083
                                                                                            ---------------
                                                                                            $     7,056,250
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Hotels, Resorts & Cruise Lines -- 0.8%
     1,728,125                BB-/Ba2    Seven Sea Cruises S. DE R.L., Term B-1
                                         Loan, 4.75%, 12/21/18                              $     1,745,406
       937,475                   B/B3    Yellowstone Mountain Club LLC, Senior
                                         First Lien Term Loan, 6.0%, 7/16/14                        970,287
                                                                                            ---------------
                                                                                            $     2,715,693
-----------------------------------------------------------------------------------------------------------
                                         Internet Software & Services -- 0.3%
       995,006                   B/B1    Sabre, Inc., Term B Loan, 5.25%, 2/19/19           $     1,010,243
-----------------------------------------------------------------------------------------------------------
                                         Leisure Facilities -- 0.7%
       880,000                BB+/Ba1    Cedar Fair, LP, U.S. Term Facility, 3.25%,
                                         3/6/20                                             $       890,450
     1,275,310                BB+/Ba2    Six Flags Theme Parks, Inc., Tranche B
                                         Term Loan, 4.0%, 12/20/18                                1,294,280
                                                                                            ---------------
                                                                                            $     2,184,730
-----------------------------------------------------------------------------------------------------------
                                         Restaurants -- 3.6%
     1,116,390                 BB/Ba3    Burger King Corp., 2012 Tranche B Term
                                         Loan, 3.75%, 9/28/19                               $     1,129,644
       208,116                BB-/Ba2    DineEquity, Inc., Term B-2 Loan, 3.75%,
                                         10/19/17                                                   210,620
     3,885,145                  B+/B2    Dunkin' Brands, Inc., Term B-3 Loan,
                                         3.75%, 2/14/20                                           3,910,123
     3,217,500                  B+/B1    Landry's, Inc., (fka Landry's Restaurants,
                                         Inc.), Term Loan B, 4.75%, 4/24/18                       3,262,410
     1,791,542                  B/Ba3    NPC International, Inc., Term Loan,
                                         4.5%, 12/28/18                                           1,822,894
     1,520,538                 BB-/NR    Wendy's International, Inc., Term B
                                         Loan, 3.25%, 5/15/19                                     1,529,091
                                                                                            ---------------
                                                                                            $    11,864,782
-----------------------------------------------------------------------------------------------------------
                                         Specialized Consumer Services -- 0.6%
     2,000,000                BB/Baa1    Weight Watchers International, Inc., Initial
                                         Tranche B-2 Term Loan, 3.75%, 4/2/20               $     2,004,784
                                                                                            ---------------
                                         Total Consumer Services                            $    35,110,795
-----------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 3.0%
                                         Consumer Finance -- 0.4%
     1,383,843                   B/B3    Springleaf Financial Funding Co., Initial
                                         Term Loan, 5.5%, 5/10/17                           $     1,390,113
-----------------------------------------------------------------------------------------------------------
                                         Investment Banking & Brokerage -- 0.2%
       544,500                   B/B1    Duff & Phelps Corp., Initial Term Loan,
                                         3.5%, 4/23/20                                      $       544,500
       220,000                 BB-/NR    LPL Holdings, Inc., 2013 Incremental
                                         Tranche B Term Loan, 3.25%, 3/29/19                        221,925
                                                                                            ---------------
                                                                                            $       766,425
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 19

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Other Diversified Financial Services -- 1.8%
     2,050,000                   B/B1    Livingston International, Inc., First Lien
                                         Initial Term B-1 Loan, 5.0%, 4/18/19               $     2,057,688
       989,394                 BB/Ba3    Ship Luxco 3 S.a.r.l. (RBS Worldpay),
                                         Facility B2A, 5.25%, 11/30/17                            1,000,772
     2,792,895                   B/B1    WideOpenWest Finance LLC, Term Loan
                                         B, 6.0%, 4/1/19                                          2,819,078
                                                                                            ---------------
                                                                                            $     5,877,538
-----------------------------------------------------------------------------------------------------------
                                         Specialized Finance -- 0.6%
     1,765,575                   B/NR    Mirror Bidco Corp., Term Loan, 5.25%,
                                         12/28/19                                           $     1,783,783
                                                                                            ---------------
                                         Total Diversified Financials                       $     9,817,859
-----------------------------------------------------------------------------------------------------------
                                         ENERGY -- 5.5%
                                         Coal & Consumable Fuels -- 1.5%
     1,500,000                BB-/Ba3    Murray Energy Corp., Term Loan, 3.75%,
                                         5/24/19                                            $     1,515,000
     2,468,750                  B+/B2    Preferred Proppants LLC, Term Loan B,
                                         9.0%, 12/15/16                                           2,382,344
     1,000,000                  NR/NR    PT Bumi Resources Tbk, Term Loan,
                                         11.199%, 8/7/13                                            981,000
                                                                                            ---------------
                                                                                            $     4,878,344
-----------------------------------------------------------------------------------------------------------
                                         Integrated Oil & Gas -- 0.3%
       846,104               BBB/Baa2    Glenn Pool Oil & Gas Trust 1, Term Loan,
                                         4.5%, 5/2/16                                       $       850,334
-----------------------------------------------------------------------------------------------------------
                                         Oil & Gas Drilling -- 0.8%
     1,000,000                  B-/B3    Offshore Group Investment, Ltd., (Vantage
                                         Delaware Holdings LLC), Second Lien Term
                                         Loan, 4.5%, 3/28/19                                $     1,012,500
     1,100,000                  B+/NR    Pacific Drilling SA, Term Loan, 3.5%,
                                         6/3/18                                                   1,106,531
       498,750                 B+/Ba1    Shelf Drilling Holdings, Ltd., Term Loan,
                                         6.25%, 5/31/18                                             505,608
                                                                                            ---------------
                                                                                            $     2,624,639
-----------------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment & Services -- 0.5%
     1,688,995                CCC+/B3    Frac Tech Services International, Inc.,
                                         Term Loan, 8.5%, 5/6/16                            $     1,669,467
-----------------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- 1.8%
     1,600,000                BB-/Ba3    Chesapeake Energy Corp., Term Loan,
                                         5.75%, 12/2/17                                     $     1,646,429
     2,500,000                 B+/Ba3    EP Energy LLC, Tranche B-1 Term Loan,
                                         4.0%, 5/24/18                                            2,518,600

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration &
                                         Production -- (continued)
     1,600,000                   B/B1    Samson Investment Co., Second Initial
                                         Term Loan, 6.0%, 9/25/18                           $     1,616,000
                                                                                            ---------------
                                                                                            $     5,781,029
-----------------------------------------------------------------------------------------------------------
                                         Oil & Gas Refining & Marketing -- 0.5%
     1,706,084                 BB/Ba2    Pilot Travel Centers LLC, Refinancing
                                         Tranche B Term Loan, 3.75%, 3/30/18                $     1,687,602
-----------------------------------------------------------------------------------------------------------
                                         Oil & Gas Storage & Transportation -- 0.1%
       495,000                BB-/Ba3    Gibson Energy ULC, Tranche B Term
                                         Loan, 4.75%, 6/15/18                               $       502,116
                                                                                            ---------------
                                         Total Energy                                       $    17,993,531
-----------------------------------------------------------------------------------------------------------
                                         FOOD & STAPLES RETAILING -- 0.9%
                                         Food Distributors -- 0.7%
     2,500,000                  NR/NR    Mill US Acquisition First Lien Term Loan,
                                         3.75%, 5/22/20                                     $     2,496,875
-----------------------------------------------------------------------------------------------------------
                                         Food Retail -- 0.2%
       618,268                  B+/B1    Roundy's Supermarkets, Inc., Tranche B
                                         Term Loan, 5.75%, 2/13/19                          $       609,058
                                                                                            ---------------
                                         Total Food & Staples Retailing                     $     3,105,933
-----------------------------------------------------------------------------------------------------------
                                         FOOD, BEVERAGE & TOBACCO -- 4.8%
                                         Agricultural Products -- 0.6%
     1,000,000                   B/NR    Arysta LifeScience SPC LLC, Initial First
                                         Lien Term Loan, 3.5%, 5/29/20                      $     1,006,875
       953,475                CCC+/NR    Arysta LifeScience SPC LLC, Initial
                                         Second Lien Term Loan, 7.0%, 11/30/20                      966,288
                                                                                            ---------------
                                                                                            $     1,973,163
-----------------------------------------------------------------------------------------------------------
                                         Packaged Foods & Meats -- 4.2%
       588,525                   B/B1    AdvancePierre Foods, Inc., First Lien
                                         Term Loan, 5.75%, 7/10/17                          $       592,939
       950,000                 BB-/B1    Aramark Canada Ltd., Extended Canadian
                                         Term Loan B, 3.784%, 7/26/16                               961,870
     2,221,043                   B/B1    Del Monte Foods Co., Initial Term Loan,
                                         4.0%, 3/8/18                                             2,238,494
       500,000                 B+/Ba3    Dole Food Company, Inc., Tranche B
                                         Term Loan, 3.75%, 4/1/20                                   503,177
     1,650,000                 BB-/B1    H.J. Heinz Co., Term B-2 Loan, 2.5%, 6/5/20              1,668,673
     1,215,821                  NR/B2    Heartshide Food Solutions LLC, Term
                                         Loan A, 6.5%, 6/7/18                                     1,227,979
     1,430,634                 B+/Ba3    Michael Foods Group, Inc., Facility Term
                                         Loan B, 4.25%, 2/25/18                                   1,452,094
     2,000,000                  B-/NR    New HB Acquisition LLC, Term B Loan,
                                         6.75%, 4/9/20                                            2,050,000

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 21

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Packaged Foods & Meats -- (continued)
     2,250,000                 BB/Ba3    Pinnacle Foods Finance LLC, New Term
                                         Loan G, 3.25%, 4/29/20                             $     2,259,601
       894,000                 BB-/B1    Windsor Quality Food Co., Ltd., Tranche
                                         B Term Loan, 5.0%, 2/16/17                                 903,499
                                                                                            ---------------
                                                                                            $    13,858,326
                                                                                            ---------------
                                         Total Food, Beverage & Tobacco                     $    15,831,489
-----------------------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT &
                                         SERVICES -- 14.8%
                                         Health Care Equipment & Services -- 1.4%
       229,962              BBB-/Baa2    Fresenius SE, Tranche D-1 Dollar Term
                                         Loan, 3.25%, 9/10/14                               $       231,160
       131,360              BBB-/Baa2    Fresenius SE, Tranche D-2 Term Loan,
                                         3.25%, 9/10/14                                             131,812
     1,985,000               BBB-/Ba2    Hologic, Inc., Tranche B Term Loan,
                                         4.5%, 8/1/19                                             2,002,901
       483,884                BB-/Ba2    Kinetic Concepts, Inc., Dollar C-1 Term
                                         Loan, 5.5%, 5/4/18                                         492,148
     1,603,333                 BB-/B1    Onex Carestream Finance, LP, Term
                                         Loan, 5.0%, 2/25/17                                      1,610,949
                                                                                            ---------------
                                                                                            $     4,468,970
-----------------------------------------------------------------------------------------------------------
                                         Health Care Facilities -- 4.4%
     1,116,865                 BB/Ba3    CHS/Community Health Systems, Inc.,
                                         Extended Term Loan, 3.784%, 1/25/17                $     1,127,597
     2,698,472                 BB/Ba3    HCA, Inc., Tranche B-4 Term Loan,
                                         2.944%, 5/1/18                                           2,711,953
     3,471,473                  BB/NR    HCA, Inc., Tranche B-5 Term Loan,
                                         3.034%, 3/31/17                                          3,488,549
     1,617,072                  B/Ba3    Iasis Healthcare LLC, Term B-2 Loan,
                                         4.5%, 5/3/18                                             1,630,817
     1,096,481                 B+/Ba3    Kindred Healthcare, Inc., Term B-1 Loan,
                                         4.25%, 6/1/18                                            1,097,852
     1,496,250                   B/B2    RCHP, Inc., 2013 First Lien Term Loan,
                                         7.0%, 11/4/18                                            1,526,175
       954,065                 BB-/B1    Select Medical Corp., Tranche B Term
                                         Loan, 6.0%, 6/1/18                                         964,501
       500,000                   B/B1    United Surgical Partners International, Inc.,
                                         New Tranche B Term Loan, 4.75%, 4/3/19                     507,875
       589,727                BB+/Ba2    Universal Health Services, Inc., Tranche
                                         B-1 Term Loan, 2.448%, 11/15/16                            594,025
       650,000                BB-/Ba2    Vanguard Health Holding Company II
                                         LLC, Term B Loan, 3.75%, 1/29/16                           658,450
                                                                                            ---------------
                                                                                            $    14,307,794
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Health Care Services -- 6.2%
       626,996                  B+/B2    AccentCare, Inc., Term Loan, 6.5%,
                                         12/22/16                                           $       360,522
       518,636                 B+/Ba3    Alliance HealthCare Services, Inc., Initial
                                         Term Loan, 7.25%, 6/1/16                                   521,878
       793,013                  B+/B1    Ardent Medical Services, Inc., First Lien
                                         Term Loan, 6.75%, 7/2/18                                   806,890
       875,000                 B+/Ba3    BSN Medical Luxembourg Holding,
                                         S.a.r.l. (P & F Capital), Facility Term Loan
                                         B-1A, 5.0%, 8/28/19                                        888,125
     2,193,167                  B-/B3    CCS Medical, Inc., First Lien Loan,
                                         8.25%, 3/31/15                                           2,160,270
       940,634(f)            CCC/Caa2    CCS Medical, Inc., Second Lien Term
                                         Loan, 3.25%, 3/31/16                                       860,680
     1,396,500                BB-/Ba2    Davita HealthCare Partners, Inc., Term
                                         Loan B2, 4.0%, 11/1/19                                   1,412,695
     1,197,461                 B+/Ba3    Emergency Medical Services Corp.,
                                         Initial Term Loan, 4.0%, 5/25/18                         1,207,621
     1,383,638                  B+/B1    Gentiva Health Services, Inc., Term Loan
                                         B-1, 6.5%, 8/17/16                                       1,396,898
       770,005                   B/B2    Inventiv Health, Inc., Consolidated Term
                                         Loan, 7.5%, 8/4/16                                         764,872
     2,494,106                  B+/B1    National Mentor Holdings, Inc., Tranche
                                         B-1 Term Loan, 6.5%, 2/9/17                              2,533,076
     1,074,526                   B/B2    National Specialty Hospitals, Inc., Initial
                                         Term Loan, 8.25%, 2/3/17                                 1,074,526
     2,112,375                CCC+/B3    Rural/Metro Operating Co., LLC, First
                                         Lien Term Loan, 5.75%, 6/30/18                           2,063,526
     1,250,000                   B/B2    Steward Health Care System LLC, Term
                                         Loan, 6.75%, 4/10/20                                     1,262,500
       565,000                   B/B2    Surgery Center Holdings, Inc., First Lien
                                         Term Loan, 6.0%, 4/11/19                                   571,356
       633,227                   B/B1    Valitas Health Services, Inc., Term Loan B,
                                         5.75%, 6/2/17                                              637,185
     2,199,375                  B+/B1    Virtual Radiologic Corp., Term Loan A,
                                         7.75%, 12/22/16                                          1,429,594
                                                                                            ---------------
                                                                                            $    19,952,214
-----------------------------------------------------------------------------------------------------------
                                         Health Care Supplies -- 0.7%
       715,461                  B+/NR    Alere, Inc., Term Loan B, 4.25%, 6/30/17           $       725,374
     1,493,713                  B+/B1    Bausch & Lomb, Inc., New Parent Term
                                         Loan, 4.0%, 5/18/19                                      1,500,766
                                                                                            ---------------
                                                                                            $     2,226,140
-----------------------------------------------------------------------------------------------------------
                                         Health Care Technology -- 1.7%
       727,198                 B+/Ba3    ConvaTec, Inc., Dollar Term Loan, 5.0%,
                                         12/22/16                                           $       738,333

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 23

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Health Care Technology -- (continued)
     2,118,600                BB-/Ba3    Emdeon, Inc., Term B-2 Loan, 3.75%,
                                         11/2/18                                            $     2,139,786
       734,313                BB-/Ba3    MedAssets, Inc., Term B Loan, 4.0%,
                                         12/13/19                                                   741,656
     1,098,316               CCC/Caa3    Medical Card System, Inc., Term Loan,
                                         3.0%, 9/17/15                                            1,103,808
        99,490                   B/NR    Physician Oncology Services, LP, Delayed
                                         Draw Term Loan, 8.0%, 1/31/17                               99,987
       818,923                   B/B2    Physician Oncology Services, LP, Effective
                                         Date Term Loan, 8.0%, 1/31/17                              823,018
                                                                                            ---------------
                                                                                            $     5,646,588
-----------------------------------------------------------------------------------------------------------
                                         Managed Health Care -- 0.4%
     1,300,000                  B+/B2    MMM Holdings, Inc., MMM Term Loan,
                                         9.75%, 12/12/17                                    $     1,322,750
                                                                                            ---------------
                                         Total Health Care Equipment & Services             $    47,924,456
-----------------------------------------------------------------------------------------------------------
                                         HOUSEHOLD & PERSONAL PRODUCTS -- 4.0%
                                         Household Products -- 2.0%
       200,000                  B+/B1    Berlin Packaging LLC, 2013 First Lien
                                         Term Loan, 3.5%, 4/2/19                            $       202,625
     1,153,025                  B/Ba3    Spectrum Brands, Inc., Term Loan, 4.5%,
                                         12/17/19                                                 1,169,311
     1,005,063                 BB-/B1    SRAM LLC, First Lien Term Loan, 5.25%,
                                         4/10/20                                                  1,007,576
       410,000                  NR/NR    Waddington North America, Inc., Term
                                         Loan 2013, 3.25%, 4/30/20                                  413,075
     3,791,389                  B-/B2    Wash MultiFamily Laundry Systems LLC,
                                         U.S. Term Loan, 5.25%, 2/21/19                           3,819,824
                                                                                            ---------------
                                                                                            $     6,612,411
-----------------------------------------------------------------------------------------------------------
                                         Personal Products -- 2.0%
     2,395,813                  B/Ba3    Monitronics International, Inc., 2013
                                         Term Loan B, 4.25%, 3/23/18                        $     2,427,258
     2,094,571                 BB-/NR    NBTY, Inc., B-2 Term Loan, 3.5%, 10/1/17                 2,116,303
     2,088,281                BB-/Ba2    Revlon Consumer Products Corp.,
                                         Replacement Term Loan, 4.0%, 11/19/17                    2,119,931
                                                                                            ---------------
                                                                                            $     6,663,492
                                                                                            ---------------
                                         Total Household & Personal Products                $    13,275,903
-----------------------------------------------------------------------------------------------------------
                                         INSURANCE -- 3.6%
                                         Insurance Brokers -- 1.7%
       997,500                   B/B1    AmWins Group LLC, Term Loan, 5.0%, 9/6/19          $     1,008,722
     4,677,447                  B+/B1    HUB International, Ltd., 2017 Initial
                                         Term Loan, 3.694%, 6/13/17                               4,716,691
                                                                                            ---------------
                                                                                            $     5,725,413
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Life & Health Insurance -- 0.3%
       955,766                BB-/Ba3    CNO Financial Group, Inc., Tranche B-2
                                         Term Loan, 3.75%, 9/28/18                          $       970,102
-----------------------------------------------------------------------------------------------------------
                                         Multi-Line Insurance -- 0.2%
       498,750                  B-/B1    Alliant Holdings I LLC, Initial Term Loan,
                                         5.0%, 12/20/19                                     $       505,452
-----------------------------------------------------------------------------------------------------------
                                         Property & Casualty Insurance -- 1.4%
     2,467,831                  B-/B2    Confie Seguros Holding II Co., First Lien
                                         Term Loan B, 6.5%, 11/9/18                         $     2,494,052
     1,970,063                  B-/B1    USI, Inc., Initial Term Loan, 5.25%,
                                         12/27/19                                                 1,989,763
                                                                                            ---------------
                                                                                            $     4,483,815
                                                                                            ---------------
                                         Total Insurance                                    $    11,684,782
-----------------------------------------------------------------------------------------------------------
                                         MATERIALS -- 11.1%
                                         Aluminum -- 1.1%
     1,371,150                   B/B1    Noranda Aluminum Acquisition Corp.,
                                         Term Loan B, 5.75%, 2/28/19                        $     1,383,147
     2,199,390                BB-/Ba2    Novelis, Inc., Initial Term Loan, 3.75%,
                                         3/10/17                                                  2,238,337
                                                                                            ---------------
                                                                                            $     3,621,484
-----------------------------------------------------------------------------------------------------------
                                         Commodity Chemicals -- 0.6%
     1,188,023                 BB-/B1    Taminco Global Chemical Corp., Tranche
                                         B-2 Dollar Term Loan, 4.25%, 2/15/19               $     1,200,645
       825,429               BBB-/Ba2    Tronox Pigments (Netherlands) B.V.,
                                         Closing Date Term Loan, 4.5%, 2/18/18                      835,231
                                                                                            ---------------
                                                                                            $     2,035,876
-----------------------------------------------------------------------------------------------------------
                                         Diversified Chemicals -- 2.9%
     2,740,000                  B+/B1    Axalta Coating Systems Dutch Holding B
                                         B.V. & Axalta Coating Systems U.S.
                                         Holdings, Inc., Initial Term B Loan,
                                         4.75%, 2/1/20                                      $     2,771,683
       328,306                BBB/Ba1    Celanese U.S. Holdings LLC, Dollar Term
                                         Loan C, 3.034%, 10/31/16                                   332,040
       650,000               BBB-/Ba1    Eagle Spinco, Inc., Term Loan, 3.5%,
                                         1/28/17                                                    661,375
     1,066,897                   B/B1    General Chemical Corp., New Tranche B
                                         Term Loan, 5.75%, 10/6/15                                1,079,566
     1,230,074                 BB-/B1    Ineos U.S. Finance LLC, Cash Dollar
                                         Term Loan, 4.0%, 5/4/18                                  1,232,380
     1,862,000                   B/B1    Nexeo Solutions LLC, Initial Term Loan,
                                         5.0%, 9/8/17                                             1,868,206
     1,436,931                  B+/B2    Univar, Inc., Term Loan B, 5.0%, 6/30/17                 1,432,056
                                                                                            ---------------
                                                                                            $     9,377,306
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 25

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Diversified Metals & Mining -- 0.6%
       121,336                BB+/Ba1    SunCoke Energy, Inc., Tranche B Term
                                         Loan, 4.0%, 7/26/18                                $       121,943
     1,031,625                 BB-/B1    U.S. Silica Co., Term Loan, 4.75%, 6/8/17                1,039,367
       877,527                BB-/Ba3    Walter Energy, Inc., Term Loan B, 5.75%,
                                         4/2/18                                                     887,217
                                                                                            ---------------
                                                                                            $     2,048,527
-----------------------------------------------------------------------------------------------------------
                                         Metal & Glass Containers -- 1.1%
     1,890,763                   B/B1    BWAY Holding Co., Initial Term Loan,
                                         4.5%, 8/6/17                                       $     1,915,186
     1,684,183                   B/B1    Tank Holding Corp., Initial Term Loan,
                                         4.25%, 7/9/19                                            1,692,250
                                                                                            ---------------
                                                                                            $     3,607,436
-----------------------------------------------------------------------------------------------------------
                                         Paper Packaging -- 0.9%
     1,500,000                   B/B2    Exopack LLC/Cello-Foil Products, Inc.,
                                         Term Loan B, 6.5%, 5/31/17                         $     1,509,375
     1,342,107                 BB/Ba1    Sealed Air Corp., Facility Term Loan B-1,
                                         4.0%, 10/3/18                                            1,360,561
                                                                                            ---------------
                                                                                            $     2,869,936
-----------------------------------------------------------------------------------------------------------
                                         Paper Products -- 0.1%
       300,000                  NR/NR    Ranpak Corp., USD First Lien Term Loan,
                                         4.5%, 4/23/19                                      $       303,750
-----------------------------------------------------------------------------------------------------------
                                         Precious Metals & Minerals -- 0.6%
     1,823,891                 BB-/B1    Fairmount Minerals, Ltd., Tranche B
                                         Term Loan, 5.25%, 3/15/17                          $     1,839,281
-----------------------------------------------------------------------------------------------------------
                                         Specialty Chemicals -- 1.9%
     3,979,105                BB+/Ba1    Chemtura Corp., Facility Term Loan,
                                         5.5%, 8/29/16                                      $     4,030,503
       153,156                BB+/Ba1    Huntsman International LLC, Extended
                                         Term B Loan, 2.731%, 4/19/17                               154,058
     1,995,000                  B+/B2    PQ Corp., Term Loan, 4.5%, 8/7/17                        2,015,261
                                                                                            ---------------
                                                                                            $     6,199,822
-----------------------------------------------------------------------------------------------------------
                                         Steel -- 1.3%
       497,500                   B/B1    Essar Steel Algoma, Inc., Term Loan,
                                         8.75%, 9/19/14                                     $       504,962
     2,986,247                BB+/Ba1    FMG Resources (August 2006) Pty, Ltd.,
                                         Term Loan, 5.25%, 10/18/17                               3,009,059
       889,678                  BB/B1    JMC Steel Group, Inc., Term Loan,
                                         4.75%, 4/1/17                                              901,355
                                                                                            ---------------
                                                                                            $     4,415,376
                                                                                            ---------------
                                         Total Materials                                    $    36,318,794
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         MEDIA -- 16.9%
                                         Advertising -- 3.0%
       922,688                  B+/NR    Acosta, Inc., Term Loan D, 5.0%, 3/2/18            $       932,683
     1,811,460                 B+/Ba3    Advantage Sales & Marketing, Inc., First
                                         Lien Term Loan, 4.25%, 12/18/17                          1,839,387
     3,395,132                 B+/Ba3    Affinion Group, Inc., Tranche B Term
                                         Loan, 6.5%, 10/9/16                                      3,323,834
     2,044,875                   B/B1    Crossmark Holdings, Inc., First Lien
                                         Term Loan, 4.5%, 12/20/19                                2,045,515
       498,750                   B/B1    Getty Images, Inc., New Initial Term
                                         Loan, 4.75%, 10/18/19                                      502,669
        77,091               BB+/Baa3    Lamar Media Corp., Term Loan B, 4.0%,
                                         12/30/16                                                    77,862
       997,500                  NR/NR    WP CPP Holdings LLC, First Lien Term
                                         Loan, 4.75%, 12/28/19                                    1,001,241
                                                                                            ---------------
                                                                                            $     9,723,191
-----------------------------------------------------------------------------------------------------------
                                         Broadcasting -- 7.8%
     7,425,000                BB-/Ba2    Cequel Communications LLC, Term
                                         Loan, 3.5%, 2/14/19                                $     7,484,749
       373,029                BB-/Ba3    Entercom Radio LLC, Term B-1 Loan,
                                         6.0%, 11/23/18                                             378,718
     1,925,015                   B/B2    FoxCo Acquisition Sub LLC, Initial Term
                                         Loan, 5.5%, 7/14/17                                      1,955,479
       201,618                  B+/NR    Hubbard Radio LLC, First Lien Term
                                         Loan, 4.5%, 4/28/17                                        203,383
     1,920,000                 NR/Ba3    MCC Iowa LLC, Tranche H Term Loan,
                                         2.5%, 1/29/21                                            1,928,400
     1,421,438                   B/B1    NEP/NCP Holdco, Inc., Refinanced First
                                         Lien New Term Loan, 4.75%, 1/22/20                       1,438,762
       950,000                   B/B2    Salem Communications Corp., Term
                                         Loan, 4.5%, 3/13/20                                        963,846
     1,041,594                BB+/Ba1    Sinclair Television Group, Inc., Tranche B
                                         Term Loan, 4.5%, 4/9/20                                  1,049,775
       744,375                 B+/Ba3    Truven Health Analytics, Inc., Tranche B
                                         Term Loan, 4.5%, 6/6/19                                    748,719
     1,762,544                BB-/Ba3    TWCC Holding Corp., Term Loan, 3.5%,
                                         2/13/17                                                  1,781,932
     7,768,290                  B+/B2    Univision Communications, Inc., Converted
                                         Extended First-Lien Term Loan, 4.5%, 3/1/20              7,765,050
                                                                                            ---------------
                                                                                            $    25,698,813
-----------------------------------------------------------------------------------------------------------
                                         Cable & Satellite -- 3.0%
     2,045,000               BB+/Baa3    Charter Communications Operating LLC,
                                         Term F Loan, 3.0%, 12/31/20                        $     2,042,284
     1,000,000                B-/Caa1    Hargray Acquisition Co., Second Lien
                                         Term Loan, 5.698%, 1/29/15                               1,002,500

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 27

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Cable & Satellite -- (continued)
     1,200,000                 BB+/NR    Kabel Deutschland Gmbh, Facility Term
                                         Loan F-1, 3.25%, 2/1/19                            $     1,206,501
     1,741,250                BB-/Ba3    MCC Iowa LLC, Tranche G Term Loan,
                                         4.0%, 1/20/20                                            1,764,649
     3,726,838                BB-/Ba3    Telesat Canada, U.S. Term B-2 Loan,
                                         3.5%, 3/28/19                                            3,760,118
                                                                                            ---------------
                                                                                            $     9,776,052
-----------------------------------------------------------------------------------------------------------
                                         Movies & Entertainment -- 2.2%
     1,187,598                BB-/Ba2    AMC Entertainment, Inc., Initial Term
                                         Loan, 3.5%, 4/30/20                                $     1,193,660
     1,250,000                  NR/NR    AUFINCO Pty, Ltd., (U.S. FINCO LLC),
                                         2013 Term Loan, 7.25%, 11/20/20                          1,271,875
       962,172                NR/Baa3    Cinedigm Digital Funding I LLC, Term
                                         Loan, 3.75%, 2/28/18                                       968,186
     1,122,989                   D/NR    Lodgenet Interactive Corp., Closing Date
                                         Term Loan, 6.75%, 3/28/18                                  811,360
     1,100,000                BB+/Ba1    Seminole Hard Rock Entertainment, Inc.,
                                         Term Loan B, 3.5%, 5/14/20                               1,105,959
       201,220                  NR/NR    WMG Acquisitions Corp., Tranche B Delayed
                                         Draw Term Loan, 2.75%, 4/24/20                             200,716
     1,298,780                  NR/NR    WMG Acquisitions Corp., Tranche B
                                         Initial Term Loan, 2.75%, 7/1/20                         1,295,533
       562,500                  NR/NR    WMG Acquisitions Corp., Tranche B
                                         Refinancing Term Loan, 3.75%, 7/1/20                       565,078
                                                                                            ---------------
                                                                                            $     7,412,367
-----------------------------------------------------------------------------------------------------------
                                         Publishing -- 0.9%
       969,231              CCC+/Caa2    Cengage Learning Acquisitions, Inc.,
                                         Term Loan, 2.71%, 7/3/14                           $       771,346
     1,612,340                 B+/Ba3    Interactive Data Corp., Refinanced Term
                                         Loan, 3.75%, 2/11/18                                     1,623,425
       497,500                BB-/Ba3    MTL Publishing LLC, Term Loan B,
                                         4.25%, 6/29/18                                             503,408
                                                                                            ---------------
                                                                                            $     2,898,179
                                                                                            ---------------
                                         Total Media                                        $    55,508,602
-----------------------------------------------------------------------------------------------------------
                                         PHARMACEUTICALS, BIOTECHNOLOGY
                                         & LIFE SCIENCES -- 4.1%
                                         Biotechnology -- 2.1%
       597,000                  BB/B1    Alkermes, Inc., 2019 Term Loan, 3.5%,
                                         9/25/19                                            $       602,224
     3,015,588                  BB/B2    Aptalis Pharma, Inc., Term Loan B-1,
                                         5.5%, 2/10/17                                            3,034,435
     1,519,755                BB+/Ba2    Grifols, Inc., New U.S. Tranche B Term
                                         Loan, 4.25%, 6/1/17                                      1,534,953

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Biotechnology -- (continued)
       221,275               BBB-/Ba3    Warner Chilcott Corp., LLC, Term B-2
                                         Loan, 4.25%, 3/15/18                               $       224,339
       271,829               BBB-/Ba3    Warner Chilcott Corp., Additional Term
                                         B-1 Loan, 4.25%, 3/15/18                                   275,594
       624,453               BBB-/Ba3    Warner Chilcott Corp., Term B-1 Loan,
                                         4.25%, 3/15/18                                             633,102
       492,076               BBB-/Ba3    WC Luxco S.a.r.l., Term B-3 Loan, 4.25%,
                                         3/15/18                                                    498,891
                                                                                            ---------------
                                                                                            $     6,803,538
-----------------------------------------------------------------------------------------------------------
                                         Pharmaceuticals -- 2.0%
     1,107,478                  B+/B1    Harvard Drug Group LLC, Term Loan,
                                         5.0%, 10/29/19                                     $     1,115,784
     2,857,579(f)             CCC+/NR    Graceway Pharmaceuticals LLC,
                                         Mezzanine Term Loan, 14.0%, 11/1/13                          8,038
     1,382,332                  NR/NR    K-V Pharmaceutical Co., DIP Facility,
                                         11.0%, 12/27/13                                          1,340,863
       833,982                  B+/B2    Medpace Intermediateco, Inc., Term
                                         Loan B, 7.25%, 6/19/17                                     840,237
     1,492,509                  B+/B1    Par Pharmaceutical Co., Inc., Term B-1
                                         Loan, 4.25%, 9/30/19                                     1,501,682
       997,500               BBB-/Ba1    Valeant Pharmaceuticals International, Inc.,
                                         Series C-1 Tranche B Term Loan,
                                         3.5%, 12/11/19                                           1,005,779
       748,125               BBB-/Ba1    Valeant Pharmaceuticals International,
                                         Inc., Series D-1 Tranche B Term Loan,
                                         3.5%, 2/13/19                                              754,335
                                                                                            ---------------
                                                                                            $     6,566,718
                                                                                            ---------------
                                         Total Pharmaceuticals, Biotechnology &
                                         Life Sciences                                      $    13,370,256
-----------------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 1.4%
                                         Diversified Real Estate Activities -- 0.1%
       500,000                 BB/Ba1    CBRE Services, Inc., Tranche B Term
                                         Loan, 2.948%, 3/28/21                              $       503,125
-----------------------------------------------------------------------------------------------------------
                                         Real Estate Development -- 0.3%
     1,065,000                 B-/Ba3    Ozburn-Hessey Holding Co., LLC, First
                                         Lien Term Loan, 8.25%, 4/8/16                      $     1,063,669
-----------------------------------------------------------------------------------------------------------
                                         Real Estate Services -- 1.0%
     1,646,500                 BB-/B1    Altisource Solutions, S.a.r.l, Term Loan
                                         B, 5.75%, 11/27/19                                 $     1,668,110
     1,496,538                   B/B1    GCA Services Group, Inc., First Lien
                                         Initial Term Loan, 5.25%, 11/1/19                        1,510,102
                                                                                            ---------------
                                                                                            $     3,178,212
                                                                                            ---------------
                                         Total Real Estate                                  $     4,745,006
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 29

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         RETAILING -- 3.6%
                                         Apparel Retail -- 0.9%
     2,344,824                  B-/B2    Gymboree Corp., Term Loan, 5.0%, 2/23/18           $     2,310,465
       551,206                  NR/NR    Johnny Appleseed's, Inc., First Lien
                                         Second Out Term Loan, 6.5%, 4/25/16                        482,305
       150,655(f)               NR/NR    Johnny Appleseed's, Inc., Junior Term Loan,
                                         1.0%, 4/25/17                                              131,824
                                                                                            ---------------
                                                                                            $     2,924,594
-----------------------------------------------------------------------------------------------------------
                                         Automotive Retail -- 1.1%
     1,995,000                  B+/B1    ARC Automotive Group, Inc., Term Loan,
                                         6.25%, 11/15/18                                    $     2,019,106
       723,620                  BB/NR    Avis Budget Car Rental LLC, Tranche B
                                         Term Loan, 3.0%, 3/15/19                                   724,072
       997,500                 BB/Ba1    Hertz Corp., Tranche B-1 Term Loan,
                                         3.75%, 3/11/18                                           1,005,137
                                                                                            ---------------
                                                                                            $     3,748,315
-----------------------------------------------------------------------------------------------------------
                                         Computer & Electronics Retail -- 0.6%
     1,881,491                   B/B2    Targus Group International, Inc., Term
                                         Loan, 11.0%, 5/24/16                               $     1,890,898
-----------------------------------------------------------------------------------------------------------
                                         Distributors -- 0.2%
       685,000                  B+/B2    Spin Holdco, Inc., Initial First Lien Term
                                         Loan, 4.25%, 11/14/19                              $       690,780
-----------------------------------------------------------------------------------------------------------
                                         Home Improvement Retail -- 0.8%
       750,000                   B/B1    Apex Tool Group LLC, Term Loan, 4.5%,
                                         1/31/20                                            $       755,759
     1,871,624                  B/Ba3    Hillman Group, Inc., Term Loan, 4.25%,
                                         5/28/17                                                  1,885,661
                                                                                            ---------------
                                                                                            $     2,641,420
                                                                                            ---------------
                                         Total Retailing                                    $    11,896,007
-----------------------------------------------------------------------------------------------------------
                                         SEMICONDUCTORS & SEMICONDUCTOR
                                         EQUIPMENT -- 1.4%
                                         Semiconductor Equipment -- 0.8%
     1,909,186                 BB-/NR    Aeroflex, Inc., Tranche B-1 Term Loan,
                                         4.5%, 11/9/19                                      $     1,925,987
       519,205              BBB-/Baa3    Sensata Technology BV/Sensata
                                         Technology Finance Co., LLC, Term Loan,
                                         3.75%, 5/12/18                                             525,045
                                                                                            ---------------
                                                                                            $     2,451,032
-----------------------------------------------------------------------------------------------------------
                                         Semiconductors -- 0.6%
     2,009,981                  BB/NR    Microsemi Corp., Term Loan B, 3.75%,
                                         2/19/20                                            $     2,027,579
                                                                                            ---------------
                                         Total Semiconductors & Semiconductor
                                         Equipment                                          $     4,478,611
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         SOFTWARE & SERVICES -- 9.5%
                                         Application Software -- 5.4%
     1,395,065                 BB-/NR    Applied Systems, Inc., First Lien Term
                                         Loan, 4.25%, 12/8/16                               $     1,412,071
     2,300,000                  B+/B1    Applied Systems, Inc., Second Lien Term
                                         Loan, 8.25%, 6/8/17                                      2,332,580
     3,364,615                 B-/Ba3    Expert Global Solutions, Inc., Advance
                                         First Lien Term Loan B, 8.5%, 4/3/18                     3,417,187
       955,350                  NR/B2    Houghton Mifflin Holdings, Term Loan,
                                         5.25%, 5/22/18                                             963,112
       992,513                 B+/Ba3    Infor (U.S.), Inc., Tranche B-2 Term Loan,
                                         6.25%, 4/5/18                                            1,004,764
     1,549,892               BB+/Baa2    Nuance Communications, Inc., Term
                                         Loan C, 3.2%, 3/31/16                                    1,560,935
     1,509,527                  B+/B1    Serena Software, Inc., Extended 2016
                                         Term Loan, 4.199%, 3/10/16                               1,518,962
     2,397,618                 BB-/B1    Verint Systems, Inc., Term Loan, 4.0%,
                                         9/6/19                                                   2,422,594
     1,907,611                  B+/B1    Vertafore, Inc., Term Loan, 4.25%, 10/3/19               1,933,840
     1,000,000              CCC+/Caa1    Vertafore, Inc., Second Lien Term Loan,
                                         9.75%, 10/29/17                                          1,030,000
                                                                                            ---------------
                                                                                            $    17,596,045
-----------------------------------------------------------------------------------------------------------
                                         Data Processing & Outsourced
                                         Services -- 1.2%
        60,879                  B+/B1    First Data Corp., 2017 Dollar Term Loan,
                                         4.199%, 3/24/17                                    $        60,764
     1,000,000                  B+/NR    First Data Corp., 2018 B Term Loan,
                                         4.199%, 9/24/18                                            998,021
       802,493                  B+/B1    First Data Corp., 2018 Dollar Term Loan,
                                         4.195%, 3/23/18                                            800,630
     1,865,625                BB+/Ba2    Genpact, Ltd., Term Loan, 4.25%, 8/30/19                 1,892,444
                                                                                            ---------------
                                                                                            $     3,751,859
-----------------------------------------------------------------------------------------------------------
                                         Internet Software & Services -- 0.1%
       392,000                BB+/Ba3    Autotrader.com, Inc., Tranche B-1 Term
                                         Loan, 4.0%, 12/15/16                               $       396,508
-----------------------------------------------------------------------------------------------------------
                                         IT Consulting & Other Services -- 1.3%
     1,990,000                 BB/Ba3    Booz Allen Hamilton, Inc., Initial Tranche B
                                         Term Loan, 4.5%, 7/31/19                           $     2,007,900
       498,750                  B/Ba3    Kronos, Inc., First Lien Incremental Term
                                         Loan, 4.5%, 10/30/19                                       503,114
     1,800,140                 BB/Ba3    SunGuard Data Systems, Inc., Tranche C
                                         Term Loan, 3.948%, 2/28/17                               1,812,890
                                                                                            ---------------
                                                                                            $     4,323,904
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 31

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Systems Software -- 1.5%
       918,643               BBB-/Ba2    Dealer Computer Services, Inc., Tranche B
                                         Term Loan, 2.193%, 4/21/16                         $       926,099
     2,040,000                 NR/Ba2    Rovi Solutions Corp., Tranche B-3 Term
                                         Loan, 3.5%, 3/29/19                                      2,047,650
     2,000,000                  B+/B1    Stoneriver Group, LP, Initial First Lien
                                         Term Loan, 3.25%, 11/30/19                               2,005,420
                                                                                            ---------------
                                                                                            $     4,979,169
                                                                                            ---------------
                                         Total Software & Services                          $    31,047,485
-----------------------------------------------------------------------------------------------------------
                                         TECHNOLOGY HARDWARE &
                                         EQUIPMENT -- 4.0%
                                         Communications Equipment -- 1.8%
     1,492,500                  B+/B1    Audio Visual Services Group, Inc., First
                                         Lien Term Loan, 6.75%, 11/9/18                     $     1,522,350
       950,000                   B/B1    Avaya, Inc., Term B-5 Loan, 8.0%,
                                         3/31/18                                                    914,375
       977,532                 BB/Ba3    CommScope, Inc., Tranche 2 Term Loan,
                                         3.75%, 1/14/18                                             987,918
     2,305,366               BBB-/Ba3    Riverbed Technology, Inc., Term Loan,
                                         4.0%, 12/18/19                                           2,337,544
                                                                                            ---------------
                                                                                            $     5,762,187
-----------------------------------------------------------------------------------------------------------
                                         Electronic Components -- 1.3%
         5,120                BB+/Ba2    Flextronics International, Ltd., Delayed
                                         Draw Term Loan A-1-B, 2.444%, 10/1/14              $         5,136
       162,908                BB+/Ba2    Flextronics International, Ltd., Delayed
                                         Draw Term Loan A-3, 2.444%, 10/1/14                        163,417
     1,310,000                  B+/B2    Generac Power Systems, Inc., Term
                                         Loan, 6.25%, 5/30/18                                     1,319,268
     1,578,455                   B/B2    Scitor Corp., Term Loan, 5.0%, 2/15/17                   1,554,778
     1,375,000                   B/B2    Securus Technologies Holdings, Inc.,
                                         Initial First Lien Term Loan, 4.75%, 4/30/20             1,380,156
                                                                                            ---------------
                                                                                            $     4,422,755
-----------------------------------------------------------------------------------------------------------
                                         Electronic Equipment & Instruments -- 0.3%
       989,899                 B+/Ba3    Sensus USA, Inc., Term Loan, 4.75%,
                                         5/9/17                                             $       994,848
-----------------------------------------------------------------------------------------------------------
                                         Electronic Manufacturing Services -- 0.2%
       593,870                  B+/B2    Clover Technologies Group LLC, (Clover
                                         Holdings, Inc.), Term Loan, 7.75%, 5/7/18          $       597,830
-----------------------------------------------------------------------------------------------------------
                                         Technology Distributors -- 0.4%
     1,288,003                 BB-/B1    Excelitas Technologies Corp., New Term
                                         Loan B, 5.0%, 11/29/16                             $     1,294,443
                                                                                            ---------------
                                         Total Technology Hardware & Equipment              $    13,072,063
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 3.0%
                                         Integrated Telecommunication
                                         Services -- 2.4%
       637,889                  B+/B1    Hargray Acquisition Co.,/DPC
                                         Acquisition LLC/HCP Acquisition LLC,
                                         First Lien Term Loan, 2.448%, 6/27/14              $       640,281
       870,000               BB+/Baa3    TW Telecom Holdings, Inc., (fka Time
                                         Warner Telecom Holdings, Inc.), Term
                                         Loan B Loan, 2.7%, 4/17/20                                 875,619
GBP    400,000                BB-/Ba3    Virgin Media Investment Holdings, Ltd.,
                                         GBP Term Loan C, 3.75%, 2/15/20                            613,564
     1,660,000                BB-/Ba3    Virgin Media Investment Holdings, Ltd.,
                                         New Term Loan B, 2.75%, 2/15/20                          1,662,190
     1,125,000                 B+/Ba3    West Corp., Term B-7 Loan, 3.75%, 7/15/16                1,139,906
     1,621,405                 B+/Ba3    West Corp., Term B-8 Loan, 3.75%, 6/30/18                1,636,605
     1,246,875               BB+/Baa3    Windstream Corp., Tranche B-4 Term
                                         Loan, 3.5%, 1/23/20                                      1,257,780
                                                                                            ---------------
                                                                                            $     7,825,945
-----------------------------------------------------------------------------------------------------------
                                         Wireless Telecommunication
                                         Services -- 0.6%
     1,960,188                 BB-/B1    Syniverse Holdings, Inc., Initial Term
                                         Loan, 5.0%, 4/23/19                                $     1,973,664
                                                                                            ---------------
                                         Total Telecommunication Services                   $     9,799,609
-----------------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 3.6%
                                         Air Freight & Logistics -- 0.4%
       498,750                   B/B2    Air Medical Group Holdings, Inc., Term
                                         Loan B-1, 6.5%, 6/30/18                            $       508,725
       300,000                   B/B1    Ceva Group Plc, Dollar Tranche B Pre-
                                         Funded L/C, 0.183%, 8/31/16                                295,625
     1,200,000              CCC+/Caa1    Ceva Group Plc, Tranche B Term Loan,
                                         5.276%, 8/31/16                                          1,173,756
                                                                                            ---------------
                                                                                            $     1,978,106
-----------------------------------------------------------------------------------------------------------
                                         Airlines -- 2.3%
       833,000                BB-/Ba3    Allegiant Travel Co., Term Loan, 5.75%,
                                         3/10/17                                            $       842,371
       250,000                BB-/Ba2    Continental Airlines, Inc., (United Air Lines,
                                         Inc.), Class B Term Loan, 4.0%, 4/1/19                     252,937
     1,496,250                 B+/Ba2    Delta Air Lines, Inc., Term B-1 Loan,
                                         4.0%, 10/18/18                                           1,509,811
     1,326,375                  BB/NR    Delta Air Lines, Inc., Term Loan, 4.25%,
                                         4/20/17                                                  1,344,613
     3,450,000                  B+/B2    U.S. Airways Group, Inc., Term Loan,
                                         2.5%, 3/21/14                                            3,455,175
                                                                                            ---------------
                                                                                            $     7,404,907
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 33

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Marine -- 0.3%
     1,000,000                 CCC/B3    Commercial Barge Line Co., Initial First
                                         Lien Term Loan, 7.5%, 9/22/19                      $       992,500
-----------------------------------------------------------------------------------------------------------
                                         Marine Ports & Services -- 0.2%
       650,000                   B/B3    Lineage Logistics LLC, Term Loan, 4.5%,
                                         4/26/19                                            $       653,656
-----------------------------------------------------------------------------------------------------------
                                         Trucking -- 0.4%
     1,216,617                  NR/NR    Swift Transportation Co., LLC, Tranche
                                         B-2 Term Loan, 4.0%, 12/21/17                      $     1,232,839
                                                                                            ---------------
                                         Total Transportation                               $    12,262,008
-----------------------------------------------------------------------------------------------------------
                                         UTILITIES -- 3.8%
                                         Electric Utilities -- 2.0%
     2,250,000                 BB-/B1    Calpine Construction Finance Co.,
                                         LP, Term B-1 Loan, 2.25%, 5/3/20                   $     2,243,812
     1,700,000                 NR/Ba3    Star West Generation LLC, Term B
                                         Advance, 4.0%, 3/13/20                                   1,725,500
     3,506,137               CCC/Caa3    Texas Competitive Electric Holdings Co.,
                                         LLC, 2017 Term Loan, 4.699%, 10/10/17                    2,551,812
                                                                                            ---------------
                                                                                            $     6,521,124
-----------------------------------------------------------------------------------------------------------
                                         Independent Power Producers &
                                         Energy Traders -- 1.8%
     1,252,890                BB+/Ba1    AES Corp., Initial Term Loan, 3.75%, 6/1/18        $     1,267,861
     1,690,500                 BB-/B1    Calpine Corp., Term Loan, 4.0%, 4/1/18                   1,708,360
       497,500                 BB-/B1    Calpine Corp., Term Loan, 4.0%, 10/9/19                    503,035
     1,076,923                 BB-/B2    Dynegy, Inc., Tranche B-2 Term Loan,
                                         4.0%, 4/23/20                                            1,083,542
       400,000                NR/Baa3    NRG Energy, Inc., 2013 Term Loan,
                                         2.0%, 7/1/18                                               398,375
       844,950               BB+/Baa3    NRG Energy, Inc., Term Loan, 3.25%, 7/1/18                 854,878
                                                                                            ---------------
                                                                                            $     5,816,051
                                                                                            ---------------
                                         Total Utilities                                    $    12,337,175
-----------------------------------------------------------------------------------------------------------
                                         TOTAL SENIOR SECURED FLOATING
                                         RATE LOAN INTERESTS
                                         (Cost $460,705,189)                                $   454,780,579
-----------------------------------------------------------------------------------------------------------
                                         CLAIMS -- 0.0% of Net Assets
                                         TRANSPORTATION -- 0.0%
                                         Airlines -- 0.0%
     1,200,000(a)(g)            NR/NR    Northwest Airlines, Inc., ALPA Claim-
                                         Escrow, 0.0%                                       $            --
     2,500,000(a)(g)            NR/NR    Northwest Airlines, Inc., Bell Atlantic
                                         Claim-Escrow, 0.0%                                              --
     2,500,000(a)(g)            NR/NR    Northwest Airlines, Inc., EDC Claim-
                                         Escrow, 0.0%                                                    --

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Airlines -- (continued)
     2,130,600(a)(g)            NR/NR    Northwest Airlines, Inc., Flight Attendant
                                         Claim-Escrow, 0.0%                                 $            --
     1,500,000(a)(g)            NR/NR    Northwest Airlines, Inc., GE Claim-
                                         Escrow, 0.0%                                                    --
     1,264,500(a)(g)            NR/NR    Northwest Airlines, Inc., IAM Claim-
                                         Escrow, 0.0%                                                    --
     1,404,900(a)(g)            NR/NR    Northwest Airlines, Inc., Retiree Claim-
                                         Escrow, 0.0%                                       $            --
                                                                                            ---------------
                                         Total Transportation                               $            --
-----------------------------------------------------------------------------------------------------------
                                         TOTAL CLAIMS
                                         (Cost $0)                                          $            --
-----------------------------------------------------------------------------------------------------------
                                         CORPORATE BONDS & NOTES --
                                         5.2% of Net Assets
                                         BANKS -- 0.3%
                                         Diversified Banks -- 0.3%
     1,000,000(d)           BBB+/Baa2    Intesa Sanpaolo S.p.A., 2.674%, 2/24/14
                                         (144A)                                             $     1,005,072
                                                                                            ---------------
                                         Total Banks                                        $     1,005,072
-----------------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 0.9%
                                         Aerospace & Defense -- 0.6%
     1,850,000                BB-/Ba3    Spirit Aerosystems, Inc., 7.5%, 10/1/17            $     1,942,500
-----------------------------------------------------------------------------------------------------------
                                         Construction & Farm Machinery &
                                         Heavy Trucks -- 0.3%
     1,000,000                  B+/B3    Manitowoc Co., Inc., 9.5%, 2/15/18                 $     1,092,500
                                                                                            ---------------
                                         Total Capital Goods                                $     3,035,000
-----------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.2%
                                         Consumer Finance -- 0.1%
       200,000               BBB/Baa1    Capital One Financial Corp., 7.375%,
                                         5/23/14                                            $       212,706
-----------------------------------------------------------------------------------------------------------
                                         Other Diversified Financial Services -- 0.1%
       500,000(d)             BBB-/NR    Vita Capital V, Ltd., 2.896%, 1/15/17
                                         (144A)                                             $       511,400
                                                                                            ---------------
                                         Total Diversified Financials                       $       724,106
-----------------------------------------------------------------------------------------------------------
                                         ENERGY -- 0.9%
                                         Oil & Gas Drilling -- 0.1%
       250,000                  B-/B3    Offshore Group Investment, Ltd., 7.5%,
                                         11/1/19                                            $       270,000
-----------------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- 0.8%
     2,490,000                  BB/B1    Denbury Resources, Inc., 8.25%, 2/15/20            $     2,788,800
                                                                                            ---------------
                                         Total Energy                                       $     3,058,800
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 35

-----------------------------------------------------------------------------------------------------------
Principal
Amount                   S&P/Moody's
USD ($)                  Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT &
                                         SERVICES -- 1.0%
                                         Health Care Equipment & Services -- 0.3%
       950,000                  B+/B2    Physio-Control International, Inc.,
                                         9.875%, 1/15/19 (144A)                             $     1,073,500
-----------------------------------------------------------------------------------------------------------
                                         Health Care Supplies -- 0.7%
     7,360,509(a)(c)            NR/NR    Azithromycin Royalty Sub LLC, 16.0%,
                                         5/15/19                                            $     2,208,153
                                                                                            ---------------
                                         Total Health Care Equipment & Services             $     3,281,653
-----------------------------------------------------------------------------------------------------------
                                         INSURANCE -- 0.7%
                                         Reinsurance -- 0.7%
       250,000(d)              BB-/NR    Atlas Reinsurance VII, Ltd., 8.154%,
                                         1/7/16 (144A)                                      $       255,450
       500,000(d)             NR/Baa1    Combine Re, Ltd., 4.525%, 1/7/15 (144A)                    515,800
       250,000(d)               BB/NR    East Lane Re V, Ltd., 9.025%, 3/16/16
                                         (144A)                                                     270,125
       500,000(d)               BB/NR    Lodestone Re, Ltd., 6.025%, 1/8/14
                                         (144A)                                                     500,700
       250,000(d)               BB/NR    Mystic Re, Ltd., 9.025%, 3/12/15 (144A)                    261,825
       250,000(d)               B+/NR    Mythen Re, Ltd., Series 2012-2 Class A,
                                         8.71%, 1/5/17 (144A)                                       258,750
       250,000(d)                B/NR    Queen Street VII Re, Ltd., 8.625%,
                                         4/8/16 (144A)                                              254,650
                                                                                            ---------------
                                         Total Insurance                                    $     2,317,300
-----------------------------------------------------------------------------------------------------------
                                         MATERIALS -- 0.9%
                                         Diversified Metals & Mining -- 0.3%
     1,050,000                CCC+/B3    Molycorp, Inc., 10.0%, 6/1/20                      $     1,050,000
-----------------------------------------------------------------------------------------------------------
                                         Paper Products -- 0.6%
     1,750,000                  B+/B1    Appleton Papers, Inc., 10.5%, 6/15/15
                                         (144A)                                             $     1,848,437
                                                                                            ---------------
                                         Total Materials                                    $     2,898,437
-----------------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 0.0%+
                                         Integrated Telecommunication
                                         Services -- 0.0%+
         6,000                BB-/Ba2    Frontier Communications Corp., 8.25%,
                                         5/1/14                                             $         6,315
                                                                                            ---------------
                                         Total Telecommunication Services                   $         6,315
-----------------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.3%
                                         Air Freight & Logistics -- 0.3%
     1,000,000(b)              CCC-/C    CEVA Group Plc, 11.5%, 4/1/18 (144A)               $       910,000
                                                                                            ---------------
                                         Total Transportation                               $       910,000
-----------------------------------------------------------------------------------------------------------
                                         TOTAL CORPORATE BONDS & NOTES
                                         (Cost $21,546,162)                                 $    17,236,683
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

-----------------------------------------------------------------------------------------------------------
Shares                                                                                      Value
-----------------------------------------------------------------------------------------------------------
                                         COMMON STOCKS -- 3.5% of
                                         Net Assets
                                         AUTOMOBILES & COMPONENTS -- 2.9%
                                         Auto Parts & Equipment -- 2.9%
       197,208                           Delphi Automotive Plc                              $     9,625,723
                                                                                            ---------------
                                         Total Automobiles & Components                     $     9,625,723
-----------------------------------------------------------------------------------------------------------
                                         MEDIA -- 0.5%
                                         Broadcasting -- 0.3%
           245                           New Young Broadcasting Holding Co., Inc.           $       998,375
-----------------------------------------------------------------------------------------------------------
                                         Publishing -- 0.2%
EUR    266,510(h)                        PagesJaunes Groupe SA                              $       636,634
                                                                                            ---------------
                                         Total Media                                        $     1,635,009
-----------------------------------------------------------------------------------------------------------
                                         PHARMACEUTICALS, BIOTECHNOLOGY &
                                         LIFE SCIENCES -- 0.0%+
                                         Biotechnology -- 0.0%+
         2,454(h)                        Progenics Pharmaceuticals, Inc.                    $         9,767
                                                                                            ---------------
                                         Total Pharmaceuticals, Biotechnology &
                                         Life Sciences                                      $         9,767
-----------------------------------------------------------------------------------------------------------
                                         RETAILING -- 0.0%+
                                         Apparel Retail -- 0.0%+
           569(h)                        Johnny Appleseed's, Inc.                           $            --
                                                                                            ---------------
                                         Total Retailing                                    $            --
-----------------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 0.1%
                                         Alternative Carriers -- 0.1%
        57,813(h)                        Clearwire Corp.                                    $       259,002
                                                                                            ---------------
                                         Total Telecommunication Services                   $       259,002
-----------------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.0%+
                                         Airlines -- 0.0%+
           960(h)                        Delta Air Lines, Inc.                              $        17,290
                                                                                            ---------------
                                         Total Transportation                               $        17,290
-----------------------------------------------------------------------------------------------------------
                                         UTILITIES -- 0.0%+
                                         Independent Power Producers & Energy
                                         Traders -- 0.0%+
           775                           NRG Energy, Inc.                                   $        19,778
                                                                                            ---------------
                                         Total Utilities                                    $        19,778
-----------------------------------------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS
                                         (Cost $5,902,284)                                  $    11,566,569
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 37

-----------------------------------------------------------------------------------------------------------
Shares                                                                                      Value
-----------------------------------------------------------------------------------------------------------
                                         LIQUIDATING TRUSTS -- 0.0%+ of
                                         Net Assets
                                         CONSUMER SERVICES -- 0.0%+
                                         Hotels, Resorts & Cruise Lines -- 0.0%+
     3,377,886(a)(h)(i)                  Yellowstone Mountain Club LLC,
                                         Liquidating Trust                                  $            --
                                                                                            ---------------
                                         Total Consumer Services                            $            --
-----------------------------------------------------------------------------------------------------------
                                         ENERGY -- 0.0%+
                                         Oil & Gas Exploration & Production -- 0.0%+
     4,995,000(a)(h)(i)                  Crusader Energy Group, Inc., Liquidating
                                         Trust                                              $            --
                                                                                            ---------------
                                         Total Energy                                       $            --
-----------------------------------------------------------------------------------------------------------
                                         TOTAL LIQUIDATING TRUSTS
                                         (Cost $0)                                          $            --
-----------------------------------------------------------------------------------------------------------
                                         RIGHT/WARRANT -- 0.8% of Net Assets
                                         MEDIA -- 0.8%
                                         Broadcasting -- 0.8%
           665                           New Young Broadcasting Holding Co.,
                                         Inc., Expires 12/24/24                             $     2,709,875
                                                                                            ---------------
                                         Total Media                                        $     2,709,875
-----------------------------------------------------------------------------------------------------------
                                         TOTAL RIGHT/WARRANT
                                         (Cost $1,307,997)                                  $     2,709,875
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Principal
Amount
-----------------------------------------------------------------------------------------------------------
                                         TEMPORARY CASH INVESTMENT --
                                         10.0% -- of Net Assets
                                         REPURCHASE AGREEMENT: 10.0%
$   32,815,000                           Bank of Nova Scotia, Inc., 0.08%, dated
                                         5/31/13, repurchase price of
                                         $32,815,000 plus accrued interest on
                                         6/3/13 collateralized by $33,471,523
                                         Freddie Mac Giant, 2.5%, 7/1/27.                   $    32,815,000
-----------------------------------------------------------------------------------------------------------
                                         TOTAL TEMPORARY CASH INVESTMENT
                                         (Cost $32,815,000)                                 $    32,815,000
-----------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS IN SECURITIES -- 160.8%
                                         (Cost -- $529,548,068) (j)                             527,441,380
-----------------------------------------------------------------------------------------------------------
                                         OTHER ASSETS AND LIABILITIES -- (5.2)%             $   (17,004,199)
-----------------------------------------------------------------------------------------------------------
                                         PREFERRED SHARES AT REDEMPTION
                                         VALUE, INCLUDING DIVIDENDS
                                         PAYABLE -- (55.6)%                                 $  (182,469,622)
-----------------------------------------------------------------------------------------------------------
                                         NET ASSETS APPLICABLE TO
                                         COMMON SHAREOWNERS -- 100.0%                       $   327,967,559
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

+      Amount rounds to less than 0.1%.

NR     Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2013, the value of these securities amounted to $15,998,383, or 4.9% of total net assets applicable to common shareowners.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at May 31, 2013.

(a) Security is valued using fair value methods (other than pricing supplied by an independent pricing services) See Notes to Financial Statements --
       Note 1A.

(b)    Security is in default and is non income producing.

(c) Indicates a security that has been deemed as illiquid. As of May 31, 2013 the aggregate cost of illiquid securities in the Trust's portfolio was $19,906,476. As of that date, the aggregate value of illiquid securities in the Trust's portfolio of $10,723,764 represented 3.3% of total net assets applicable to common shareowners.

(d)    Floating rate note. The rate shown is the coupon rate at May 31, 2013.

(e)    The company and agent bank are in the process of negotiating forbearance.

(f) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(g) Security represents a claim which is subject to bankruptcy court findings which may result in an exchange of money, assets or equity.

(h)    Non-income producing.

(i) Security represents a liquidating trust which is a vehicle through which future settlements of bankruptcy claims are dispersed to creditors.

(j) At May 31, 2013, the net unrealized loss on investments based on cost for federal tax purposes of $529,247,661 was as follows:

         Aggregate gross unrealized gain for all investments in which
           there is an excess of value over tax cost                      $ 16,415,547

         Aggregate gross unrealized loss for all investments in which
           there is an excess of tax cost over value                       (18,221,828)
                                                                          -------------
         Net unrealized loss                                              $ (1,806,281)
                                                                          =============

For financial reporting purposes net unrealized loss on investments was $2,109,302 and cost of investments aggregated $529,548,068.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2013 aggregated $227,206,141 and $230,529,947 respectively.

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR -- Euro
GBP -- Great British Pound

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 39

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds credit risks, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services) as level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of May 31, 2013, in valuing the Trust's investments.

-----------------------------------------------------------------------------------------------------------------------------
                                                    Level 1               Level 2             Level 3            Total
-----------------------------------------------------------------------------------------------------------------------------
Asset Backed Security                               $          --         $    194,563        $        --        $    194,563
Collateralized Loan Obligations
   Diversified Banks                                           --                   --          2,729,851           2,729,851
   Thrifts & Mortgage Finance                                  --                   --          5,408,260           5,408,260
Senior Secured Floating Rate
   Loan Interests                                              --          454,780,579                 --         454,780,579
Claims
   Airlines                                                    --                   --                 --*                 --
Corporate Bonds & Notes
   Health Care Supplies                                        --                   --          2,208,153           2,208,153
   All Other                                                   --           15,028,530                 --          15,028,530
Common Stocks
   Broadcasting                                                --              998,375                 --             998,375
   All Other                                           10,568,194                   --                 --          10,568,194
Liquidating Trusts
   Oil & Gas Exploration
   & Production                                                --                   --                 --*                 --
   Hotels, Resorts & Cruise Lines                              --                   --                 --*                 --
Right/Warrant
   Broadcasting                                                --            2,709,875                 --           2,709,875
Temporary Cash Investments
   Repurchase Agreement                                        --           32,815,000                 --          32,815,000
-----------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities                     $  10,568,194         $506,526,922        $10,346,264        $527,441,380
=============================================================================================================================

*   Security is valued at $0.
    During the six months ended May 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

The following is a reconciliation of assets valued using significant unobservable inputs (level 3):

----------------------------------------------------------------------------------------------------------------------------------
                                               Change in
                           Balance   Realized  Unrealized                               Accrued    Transfers Transfers Balance
                           as of     gain      appreciation                             discounts/ in to     out of    as of
                           11/30/12  (loss)(1) (depreciation)(2)  Purchases  Sales      premiums   Level 3*  Level 3*  5/31/13
----------------------------------------------------------------------------------------------------------------------------------
Collateralized Loan
   Obligations
   Diversified
     Banks               $ 2,375,695 $   --    $   282,045        $   --     $      --  $ 72,111   $   --    $  --     $ 2,729,851
   Thrifts & Mortgage
     Finance               4,984,230     --        303,718            --            --   120,312       --       --       5,408,260
Corporate Bonds & Notes
   Health Care
     Supplies              5,707,340  4,103     (2,714,950)           --      (792,844)    4,504       --       --       2,208,153
-----------------------------------------------------------------------------------------------------------------------------------
Total                    $13,067,265 $4,103    $(2,129,187)       $   --     $(792,844) $196,927   $   --    $  --     $10,346,264
==================================================================================================================================

*   Transfers are calculated on the beginning of period values.

(1) Realized gain (loss) on these securities is included in the realized gain
    (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 5/31/13: $(2,166,018)

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 41

The following table presents additional information about valuation techniques and inputs used for investments that were measured at fair value and categorized as Level 3 at May 31, 2013:

-----------------------------------------------------------------------------------------------
                          Fair Value       Valuation       Unobservable      Value/Range
                          5/31/13          Technique(s)    Input             (Weighted Average)
-----------------------------------------------------------------------------------------------
Collateralized Loan                        Third Party                       $88.38-$98.68
  Obligations             $8,138,111       Vendor          Broker Quote      per bond
Corporate Bonds                            Third Party                       $30.00
  & Notes                 $2,208,152       Vendor          Broker Quote      per bond
Liquidating                                Discounted
  Trusts(1)               --               Cash Flow       Residual Value    0
                                           Discounted
Claims(2)                 --               Cash Flow       Residual Value    0

(1) The significant unobservable input used in the fair value measurement of liquidating trusts is the projected cash flow. Significant increases (decreases) in this input would result in a significantly higher (lower) fair value measurement.

(2) The significant unobservable input used in the fair value measurement of claims is the projected cash flow. Significant increases (decreases) in this input would result in a significantly higher (lower) fair value measurement.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

Statement of Assets and Liabilities | 5/31/13 (unaudited)

ASSETS:
  Investments in securities, at value (cost $529,548,068)                $ 527,441,380
  Cash                                                                       1,147,823
  Receivables --
     Investment securities sold                                             11,802,462
     Interest receivable                                                     2,717,357
     Dividends receivable                                                       67,051
  Reinvestment of distributions                                                 59,113
---------------------------------------------------------------------------------------
        Total assets                                                     $ 543,235,186
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                     $  32,098,599
  Due to affiliates                                                            294,033
  Administration fee payable                                                    78,464
  Accrued expenses                                                             323,940
  Other liabilities                                                              2,969
---------------------------------------------------------------------------------------
        Total liabilities                                                $  32,798,005
---------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 7,298
     shares, including dividends payable of $19,622                      $ 182,469,622
---------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                        $ 465,436,880
  Undistributed net investment income                                        6,372,086
  Accumulated net realized loss on investment, credit default
     swaps and foreign currency transactions                              (141,748,710)
  Net unrealized depreciation on investments                                (2,106,688)
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies             13,991
---------------------------------------------------------------------------------------
        Net assets applicable to common shareowners                      $ 327,967,559
---------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
  Based on $327,967,559/24,730,092 common shares                         $       13.26
=======================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 43

Statement of Operations (unaudited)

For the Six Months Ended 5/31/13

INVESTMENT INCOME:
  Interest                                                         $ 15,238,548
  Dividends                                                              67,213
  Facility and other fees                                               754,461
--------------------------------------------------------------------------------------------------
     Total Investment income                                                         $ 16,060,222
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $  1,775,356
  Administrative reimbursements                                         120,258
  Transfer agent fees and expenses                                       12,968
  Shareholder communications expense                                      5,588
  Auction agent fees                                                    231,444
  Custodian fees                                                         24,077
  Registration fees                                                       5,877
  Professional fees                                                     157,768
  Printing expenses                                                      14,718
  Trustees' fees                                                          8,433
  Pricing fees                                                           37,217
  Miscellaneous                                                          87,903
--------------------------------------------------------------------------------------------------
     Total expenses                                                                  $  2,481,607
--------------------------------------------------------------------------------------------------
        Net investment income                                                        $ 13,578,615
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
     Investments                                                   $ (1,398,028)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                (4,541)     $ (1,402,569)
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                   $  5,410,314
     Unfunded loan commitment                                            (6,431)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                13,129      $  5,417,012
--------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                          $  4,014,443
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS
FROM NET INVESTMENT INCOME:                                                          $ (1,545,658)
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $ 16,047,400
==================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                5/31/13             Year Ended
                                                                (unaudited)         11/30/12
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $  13,578,615       $  29,253,889
Net realized loss on investments and foreign currency
  transactions                                                     (1,402,569)        (21,587,943)
Change in unrealized appreciation (depreciation) on
  investments,unfunded loan commitments and foreign
  currency transactions                                             5,417,012         (35,297,779)
Distributions to preferred shareowners from net
  investment income                                                (1,545,658)         (2,841,944)
--------------------------------------------------------------------------------------------------
     Net increase in net assets applicable to common
        shareowners resulting from operations                   $  16,047,400       $  40,121,781
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income
  ($0.45 and $1.01 per share, respectively)                     $ (11,122,922)      $ (25,046,607)
--------------------------------------------------------------------------------------------------
     Total distributions to common shareowners                  $ (11,122,922)      $ (25,046,607)
--------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                   $     328,940       $     816,896
--------------------------------------------------------------------------------------------------
  Net increase in net assets applicable to common
     shareowners from Trust share transactions                  $     328,940       $     816,896
--------------------------------------------------------------------------------------------------
  Net increase in net assets applicable to
     common shareowners                                         $   5,253,418       $  15,892,070
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                               322,714,141         306,822,071
--------------------------------------------------------------------------------------------------
End of period                                                   $ 327,967,559       $ 322,714,141
--------------------------------------------------------------------------------------------------
Undistributed net investment income                             $   6,372,086       $   5,462,051
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 45

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended         Year       Year       Year       Year       Year
                                                                5/31/13       Ended      Ended      Ended      Ended      Ended
                                                                (unaudited)   11/30/12   11/30/11   11/30/10   11/30/09   11/30/08
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                            $  13.06      $  12.45   $  12.52   $  11.40   $   8.62   $  18.07
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
   Net investment income                                        $   0.55      $   1.19   $   1.28   $   1.17   $   1.13   $   1.88
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                    0.16          0.55      (0.30)      0.94       2.94      (8.88)
Distributions to preferred shareowners from:
   Net investment income                                           (0.06)        (0.12)     (0.11)     (0.11)     (0.12)     (0.37)
   Net realized gains                                                 --            --         --         --         --      (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   0.65      $   1.62   $   0.87   $   2.00   $   3.95   $  (7.40)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income                                           (0.45)        (1.01)     (0.94)     (0.88)     (1.12)     (1.70)
   Net realized gains                                                 --            --         --         --         --      (0.35)
   Tax return of capital                                              --            --         --         --      (0.05)        --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $   0.20      $   0.61   $  (0.07)  $   1.12   $   2.78   $  (9.45)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period(b)                               $  13.26      $  13.06   $  12.45   $  12.52   $  11.40   $   8.62
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period(b)                                  $  13.77      $  13.41   $  12.55   $  13.16   $  11.54   $   6.90
====================================================================================================================================
Total return at market value(c)                                     6.23%        15.66%      2.60%     22.63%     91.01%    (52.10)%
Ratios to average net assets of common shareowners:
   Net expenses (d)                                                 1.53%(e)      1.58%      1.67%      1.74%      2.03%      1.60%
   Net investment income before preferred share distributions       8.35%(e)      9.24%      9.96%      9.66%     11.79%     12.61%
   Preferred share distributions                                    0.95%(e)      0.90%      0.85%      0.94%      1.26%      2.47%
   Net investment income available to common shareowners            7.40%(e)      8.34%      9.11%      8.72%     10.53%     10.14%
Portfolio turnover                                                    45%           63%        42%        40%        32%        31%
Net assets of common shareowners, end of period (in thousands)  $327,968      $322,714   $306,822   $307,137   $278,565   $210,617
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended        Year      Year      Year      Year      Year
                                                                     5/31/13      Ended     Ended     Ended     Ended     Ended
                                                                     (unaudited)  11/30/12  11/30/11  11/30/10  11/30/09  11/30/08
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)                          $182,450     $182,450  $182,450  $182,450  $182,450  $204,475
Asset coverage per preferred share, end of period                    $ 69,932     $ 69,222  $ 67,047  $ 69,090  $ 63,175  $ 50,758
Average market value per preferred share (f)                         $ 24,997     $ 25,000  $ 25,000  $ 25,000  $ 25,000  $ 25,000
Liquidation value, including dividends payable, per preferred share  $ 24,999     $ 25,003  $ 25,005  $ 25,005  $ 25,005  $ 25,007
Ratios to average net assets of common shareowners before
   waivers and reimbursement of expenses
   Total expenses (d)                                                    1.53%(e)     1.58%     1.67%     1.74%     2.03%     1.60%
   Net investment income before preferred share distributions            8.35%(e)     9.24%     9.96%     9.66%    11.79%    12.61%
   Preferred share distributions                                         0.95%(e)     0.90%     0.85%     0.94%     1.26%     2.47%
   Net investment income available to common shareowners                 7.40%(e)     8.32%     9.11%     8.72%    10.53%    10.14%
====================================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e) Annualized.

(f) Market value is redemption value without an active market.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 47

Notes to Financial Statements | 5/31/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the Trust) was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective of high current income.

The Trusts financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that are traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices.

48 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

    Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trusts net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ from exchange prices and such differences could be material. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At May 31, 2013, 10 securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services), representing 0.7% of net assets applicable to common shareowners. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including interest or income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 49

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trusts financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.  Federal Income Taxes

    It is the Trusts policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of May 31, 2013, the Trust did not have any interest and penalties related to uncertain tax positions, which if applicable, would be recorded as income tax expense on the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from

50 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable to shareowners will be determined at the end of the current taxable year. The tax character of distributions paid to shareowners during the year ended November 30, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $27,888,551
    ----------------------------------------------------------------------------
       Total                                                         $27,888,551
    ============================================================================

    The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2012:

    ----------------------------------------------------------------------------
                                                                           2012
    ----------------------------------------------------------------------------
    Distributable Earnings:
    Undistributed ordinary income                                 $   7,034,454
    Capital loss carryforward                                      (128,431,090)
    Post-October loss deferred                                      (11,915,051)
    Dividends payable                                                (1,872,810)
    Unrealized depreciation                                          (7,209,302)
    ----------------------------------------------------------------------------
         Total                                                    $(142,393,799)
    ============================================================================

    The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies. The book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other temporary book/tax differences.

E.  Risks

    Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 51

    The Trust invests primarily in senior floating rate loans (Senior Loans). The Trust may also invest in other floating and variable rate instruments, including second lien loans, investment grade fixed-income debt securities and high yield, high risk corporate bonds. The Trust may also invest in below investment grade securities. Below investment grade securities are commonly referred to as junk bonds and are considered speculative with respect to the issuers capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. Additionally, the Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than would investments in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

    The Trust is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a fair price at times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trusts assets in illiquid securities may restrict the Trusts ability to take advantage of market opportunities.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trusts custodian or a subcustodian of the Trust. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

52 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

G.  Automatic Dividend Reinvestment Plan

    All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
    Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

    If a shareowners shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowners behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowners cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

    Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agents open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 53

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. Managed assets means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the period ended May 31, 2013, the net management fee was 0.70% of the Trust's average daily managed assets, which was equivalent to 1.07% of the Trust's average daily net assets.

In addition, under PIMs management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At May 31, 2013, $372,497 was payable to PIM related to management costs, administrative costs and certain other services and is included in Due to affiliates and Administration fee on the Statement of Assets and Liabilities.

PIM retains Brown Brothers Harriman & Co. (BBH) to provide certain administrative and accounting services to the Trust on its behalf. For such services, the Trust pays BBH a monthly fee at an annual rate of 0.025% of the Trust's average daily managed assets subject to a minimum monthly fee of $6,250.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trusts common shares at negotiated rates.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trusts custodian expenses. For the period ended May 31, 2013, the Trust expenses were not reduced under such an arrangement.

54 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

5. Forward Foreign Currency Contracts

The Trust may enter into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract.

At May 31, 2013, the Trust had no open forward portfolio or settlement contracts.

6. Unfunded Loan Commitments

As of May 31, 2013, the Trust had no unfunded loan commitments.

The Trust had the following bridge loan commitment outstanding at May 31, 2013.

--------------------------------------------------------------------------------
                                                                      Unrealized
Borrower                         Par          Cost        Value       Gain(Loss)
--------------------------------------------------------------------------------
Constellation Brands, Inc.,
  Bridge Facility                $1,800,000   $1,800,000  $1,800,000  $     --
================================================================================

7. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended May 31, 2013 and the year ended November 30, 2012 were as follows:

--------------------------------------------------------------------------------
                                                           5/31/13      11/30/12
--------------------------------------------------------------------------------
Shares outstanding at beginning of period               24,705,145    24,640,650
Reinvestment of distributions                               24,947        64,495
--------------------------------------------------------------------------------
  Shares outstanding at end of period                   24,730,092    24,705,145
================================================================================

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of May 31, 2013, there were 7,298 AMPS as follows: Series M7-2,434, Series W7,-2,432 and Series TH7-2,432.

Dividends on Series M7, Series W7, and Series TH7, are cumulative at a rate which is to be reset every seven days based on the results of an auction. An auction fails if there are more AMPS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. Preferred shareowners will not be able to sell their AMPS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for each series is the greater of 125% of the one week LIBOR rate or the LIBOR rate plus a spread of 1.25%. Dividend rates on AMPS ranged from 1.659% to 1.691% during the period ended May 31, 2013.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 55

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the AMPS.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

See note 10 regarding the planned redemption of outstanding AMPS.

8.  Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2013 was as follows:

-------------------------------------------------------------------------------------------------
                                                                                   Change in
                                                                                   Unrealized
Derivatives Not                                                                    Appreciation
Accounted for as                                                   Realized        or
Hedging Instruments                                                Gain or (Loss)  (Depreciation)
Under Accounting                                                   on Derivatives  on Derivatives
Codification          Location of Gain or (Loss) on                Recognized      Recognized
(ASC) 185             Derivatives Recognized in Income             in Income       in Income
-------------------------------------------------------------------------------------------------
Forward Foreign       Net realized gain(loss) on forward foreign   $(4,541)
 Currency Portfolio   currency contracts and other assets
 Hedge Contracts      and liabilities denominated in
                      foreign currencies

Forward Foreign       Change in net unrealized appreciation                        $13,129
 Currency Portfolio   (depreciation) on forward foreign currency
 Hedge Contracts      contracts and other assets and liabilities
                      denominated in foreign currencies

56 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

9. Subsequent Events

The Board of Trustees of the Trust declared on June 3, 2013 a dividend from undistributed net investment income of $0.075 per common share payable June 28, 2013, to shareowners of record on June 17, 2013.

Subsequent to May 31, 2013, dividends declared and paid on preferred shares totaled $403,603 in aggregate for the outstanding preferred share series through July 17, 2013.

10. Redemption of AMPS

The Trust intends to redeem all of its outstanding auction market preferred shares ("AMPS") at the liquidation preference per share (sometimes referred to as "at par"), together with accrued and unpaid dividends, if any, as of the redemption date.

The Board of Trustees has authorized a third-party debt facility and the redemption of the Trust's outstanding AMPS. The redemption of the Trust's AMPS is subject to the successful negotiation of the new financing and the satisfaction of certain notice and regulatory requirements and the closing conditions of the new financing. Pioneer expects the redemption to be completed by the end of 2013.

After the refinancing is completed, the Trust will continue to employ financial leverage for investment purposes. At this time, the refinancing is not expected to affect the Trust's monthly distribution rate per common share.


                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 57

ADDITIONAL INFORMATION (unaudited)

During the year, there have been no material changes in the Trusts investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the year, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

58 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   John F. Cogan, Jr., President*
David R. Bock                               Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                             Vice President
Benjamin M. Friedman                        Mark E. Bradley, Treasurer**
Margaret B.W. Graham                        Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc

Shareowner Services and Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*   Chief Executive Officer of the Trust

**  Chief Financial and Accounting Officer of the Trust

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/13 59

                           This page for your notes.

60 Pioneer Floating Rate Trust | Semiannual Report | 5/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19389-07-0713

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Information not required in semi annual reports on form NCSR.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Information not required in semi annual reports on form NCSR.

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date July 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date July 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 30, 2013

* Print the name and title of each signing officer under his or her signature.